UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61st Place Shawnee Mission, KS			66205
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61st Place Shawnee Mission, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(913) 677-7778

Date of fiscal year end:	March 31, 2017

Date of reporting period:	March 31, 2017

Item 1. Reports to Stockholders.

AnnualReport

BuffaloFunds

March 31, 2017

Message to Our Shareholders

The world experienced significant changes over the past 12 months, but investors took it all in stride as most of the world's major capital markets continued to march upward. The U.S. equity market generated a double-digit return for the 12 month period ending March 31, 2017 with the S&P 500 Index and Russell 3000 Index producing returns of 17.17% and 18.07%, respectively. Meanwhile bond markets experienced more dispersion in performance based on credit quality as more speculative issues, which were perhaps oversold in early 2016, rebounded strongly during the year. The Bank of America ML U.S. High Yield Master II Index, a fixed income index designed to track lower quality, non-investment grade bonds, produced a return of 16.88% while investment grade bonds, which are more dependent on the future direction of interest rates, were relatively flat for the year as measured by the Bloomberg Barclays U.S. Aggregate return of 0.44%. Equity markets outside of the U.S. also produced a strong showing for the past 12 months ending March 31, 2017 as global economic data has been consistently improving, particularly near the end of the period. In December, the European Central Bank announced that it would dial back its monthly bond buying program beginning in April 2017 from 80 billion euros ($86 billion U.S.) a month to 60 billion euros ($64.5 billion U.S.) a month until at least December 2017. And with the tapering of the buying program in effect, underlying sovereign interest rates are starting to increase. For example, the yield on Germany's 10-year government bond more than doubled, rising 18 basis points year to date to 0.39%. But even with the doubling of the yield on the German Bund, foreign buyers continue to struggle to find attractive absolute yield within the Eurozone. In fact, strong foreign investment in U.S. Treasuries has kept a lid on government bond yields through March 31, 2017. With that said, the consensus expectation is that the yield on the 10-year Treasury will be in a range of 3.00% to 3.50% by calendar year-end (compared to 2.37% as we write this update), but that expectation is dependent on the economy continuing to be strong, and assumes the Fed will continue to follow its plan of two additional rate increases before year-end. However, as reported at the end of April, the initial Gross Domestic Product for the first quarter of 2017 only increased at an annualized rate of 0.7%, which is the slowest pace since the first quarter of 2014 and could cast doubt on additional Fed Fund increases for this year.

With interest rates likely to remain low by historical standards, investors may continue to seek capital appreciation in the equity markets, now in the eighth year of the current bull market. As we write this update, geopolitical risks seem to become more elevated by the week, as President Trump keeps the world guessing about what United States foreign policy will look like over the next several years. Additionally, key elections in Europe continue to put pressure on multi-national companies, as the populous vote moves away from Globalism toward one that embraces Nationalism. Closer to home, the on again, off again healthcare reform decision is casting doubt about whether Republicans will also be able to act upon President Trump's pro-growth agenda of infrastructure spending and tax reform. As of May, Congress had just three months to address tax reform and an infrastructure plan before another full month's recess in August. It has been more than 35 years since any major tax reform has occurred in America, so it will be unlikely that a change will take place within a three month period, but any increased visibility on changes being discussed could help investors determine the potential benefit to the economy and businesses. A significant portion of earnings growth since the Great Recession has been driven by operational efficiencies (cost cutting), but a moderate amount of inflation and positive tax reform could help propel corporate earnings to the next leg of earnings growth. Regardless, any revisions to tax and regulatory policies should reinvigorate economic growth. An additional jolt to the economy could be any move on President Trump's infrastructure plan, which while lagging details, has been described by one of the President's cabinet members as an investment program valued at $1 trillion over 10 years focusing on multiple sectors outside of transportation infrastructure, including energy, water and potentially broadband and veterans hospitals.

In closing we remind you that at Buffalo Funds, we take a long-term approach to investing. Just like our namesake, the buffalo, we are steady, strong, and proud. We have a record of growth that is a testament to our philosophy of trend-based, deeply-researched investing and commitment to long-term growth. Patience is our mantra, and our great strength. Those who invest in Buffalo Funds learn that patience truly is a virtue. We believe that the best way to invest for long-term growth is through a structured, disciplined process. Our steady approach avoids the histrionics of market reactions and allows us to focus on buying opportunities that fit our strategic goals. We appreciate your trust in our management teams and our organization. We will continue to work diligently to meet your expectations.

Sincerely,

Clay E. Brethour
President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Portfolio Management Review

Buffalo Discovery Fund

For the fiscal year ending March 31, 2017, the Buffalo Discovery Fund appreciated 16.13% and outperformed the Russell Mid Cap Growth Index which rose 14.07%. The outperformance of the Fund relative to the benchmark for the fiscal year was due to stock selection particularly within industrial and information technology sectors.

The top contributors to the Fund's performance for the year were Align Technology and FMC Corporation. Micron Technologies was also a top contributor and partly responsible for the strong stock selection in information technology during the twelve month period. Align has been a holding in the Fund for over ten years, a testament to our long term investment philosophy. The company continued to grow as penetration of Invisalign clear aligners for malocclusion expands. The company gained share as innovative adaptations of the base technology have increased the addressable population. FMC Corporation is a diversified chemical company serving the agricultural, health and industrial markets. The stock had strong twelve month performance for three primary reasons. The lithium business exceeded expectations in calendar 2016 due to strong demand, favorable pricing and good cost control. Secondly, the agriculture business is recovering from a cyclical downturn which was a result of oversupply and weakening agricultural commodity prices. Thirdly, during the agricultural downturn the industry consolidated with FMC a beneficiary of the consolidation. FMC will acquire Dupont's agricultural business at favorable terms as a result of a divesture required by regulators for the Dupont / Dow merger to close. Micron's stock staged an impressive recovery in fiscal year 2017, as memory chip oversupply corrected and pricing inflated.

Top detractors for the year included Stericycle and Under Armour. Under Armour entered the fiscal year with a lofty valuation. As top line growth slowed, management deferred the highly anticipated margin expansion, and the stock declined. The decelerating top line was partly due to weaker apparel demand in North America, a fashion cycle in footwear that missed the mark, and store closures by brick and mortar retailers such as The Sport's Authority and Macy's. We started to build a position mid-year and while the growth reacceleration is likely to take longer than we originally forecasted, the valuation is compelling and we believe the company has a huge opportunity in front of it with less than 8% share in its addressable markets globally. Under Armour has benefitted from the trend to healthier living and the brand equity remains strong despite the weaker than expected 2016 operating performance. Acuity Brands provides both residential and commercial LED lighting solutions. We have owned the stock for several years and the company has been a key beneficiary of the transition to LED lighting. As the stock appreciated we trimmed the position. Over the past two quarters growth has slowed modestly and the stock sold off, leading to the more compelling current valuation, in our view. We anticipate growth will reaccelerate in the back half of calendar year 2017. Finally Stericycle was a detractor in the fiscal year primarily due to a substantial reset of the pricing for its regulated and specialized wastes disposal services to small accounts. We believe that the pricing environment is now well understood by management and investors, the valuation is attractive and the current guidance is conservative. The regulated waste business has significant barriers to entry, differentiated service levels and economies of scale. While the pricing reset was unexpected, we continue to like the long term fundamentals of the business.

The Fund ended the fiscal year with 86 stocks representing 85 companies, as we hold both the Class A and Class B shares of Lion's Gate Entertainment. The cash weighting as of March 31, 2017 was 2.6%. After three months of optimism related to the Republican sweep in November's elections, the reality of a laborious and uncertain political process is setting in. Regardless of the Administration's success on the legislative front, certainly the regulatory backdrop has improved, resulting in increased business confidence. Nevertheless we are now eight years into an expansion, and the cycle is maturing. Our valuation discipline should prove to be a differentiator, particularly as the broader equity market appreciates and valuations extend. The Buffalo Discovery Fund's process is to invest based on the Buffalo Long Term Growth Trends. By limiting our investment universe to companies that we believe are potential beneficiaries of the Trends, we are exposed to businesses operating in secular growth markets. The Trends are relevant in any political environment. Over the intermediate to long term, the capital markets are highly efficient and companies exposed to the long term trends driving growth in our economy should outperform.

Buffalo Dividend Focus Fund

The Buffalo Dividend Focus Fund produced a return of 18.35% for the twelve month period ending March 31, 2017 and outperformed the S&P 500 Index return of 17.17%. The Fund's relative outperformance was driven by the Energy, Real Estate and Consumer Discretionary sectors while the top detracting sectors were Information Technology and Industrials. The outperformance in the Energy sector relative to the benchmark reflects both an overweight sector allocation and security selection. Specific companies that contributed to positive performance over the past year

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included Noble Midstream Partners, Devon Energy Corporation and Chevron. Within Real Estate the outperformance was driven by security selection specifically CoreCivic, which rose 34.13%. CoreCivic had declined due to certain policies implemented by the prior President and which were endorsed by his party's candidate but when she lost the U.S. Presidential election, the market's perception of the new President's policies was much improved and more favorable to CoreCivic. The relative outperformance within Consumer Discretionary was also due to security selection. Specific securities that generated some of the outperformance included Twenty-First Century Fox, Comcast, Marriott and Jack in the Box.

The primary sectors detracting from performance were Information Technology and Industrials. The relative underperformance within Information Technology was due to an underweight sector allocation while the relative underperformance within Industrials was due to security selection and to a lesser degree being underweight the sector. Specific subsectors within Information Technology which detracted from performance were Semiconductors and Technology Hardware. Within Industrials, the subsectors that detracted from performance were Rails, Airlines and Machinery. Cash was also a detractor over the year.

The top contributors to the Fund in fiscal 2017 were Noble Midstream Partners, Bank of America and Apple. Noble Midstream benefitted from the markets growth expectations associated with its parent as well as an improved underlying commodity environment. Bank of America's performance primarily reflects the election of a new U.S. President and a perception that his policies will be beneficial to banks via less regulation and more growth which should steepen the yield curve and improve net interest margins. Apple's stock was trading at a depressed valuation multiple and when earnings proved to be better than feared the stock price improved and it received a higher multiple. The top three detractors to the Fund in fiscal 2017 were Gilead Sciences, CVS and Target. The underperformance in Gilead reflects fears surrounding future growth as the company's Hepatitis C market shrinks as these patients are cured of their illness. CVS' underperformance reflects increased competition with Walgreens and the loss of several large contracts while Target continues to face fierce competition from both online and brick and mortar competitors. During the past year, the Fund exited its stake in Target.

Going forward, we continue to have a consistent message in that we look for companies that we believe 1) exhibit long term sustainable competitive advantages, 2) have a history of growing their revenues, earnings, and dividends,

3) generate significant amounts of free cash flow, 4) have rock solid balance sheets, 5) have management teams who exhibit stellar capital allocation skills and whose interests are aligned with shareholders, and 6) are trading at an adequate discount to our estimate of fair value. As the market has moved up and multiples have expanded over the last year, it has become more difficult to continue to find undervalued companies. We continue to search for companies that meet our criteria for purchase and sell those that no longer exhibit the qualities we desire.

We expect the market to experience continued volatility in the coming quarters as the Federal Reserve continues to normalize interest rates along with a focus on the ability of the Trump administration to enact infrastructure spending, deregulation, and corporate tax reform. Prospective tailwinds for the economy include further job growth, wage increases, lower tax rates, and simply more optimism from both businesses and consumers; all of which could lead to higher Gross Domestic Product (GDP) growth. On the other hand, potential headwinds include strengthening of the U.S. dollar, further increases in interest rates, and valuation metrics that are above historical market averages leading us to believe that the stock market may have a hard time achieving further multiple expansions.

Despite the expectation of continued volatility we continue to focus on wide moat, large capitalization companies that are trading at reasonable valuations, in our view. As always, the Fund will continue to focus on competitively advantaged companies that can be purchased at a fair price, in our opinion. As the stock market has continued to climb, it is getting harder to find companies that fit our investment criteria, but we continue to follow our process of finding new investment ideas and to be ready when market declines provide better opportunities.

Buffalo Emerging Opportunities Fund

For the 12-month period ending March 31, 2017, the Buffalo Emerging Opportunities Fund posted a positive return of 22.99%, roughly in-line with the Russell 2000 Growth Index return of 23.03%.

The Fund generated outperformance in the Information Technology ("IT") and Industrials sectors. Information Technology was the largest sector weighting in the Fund and generated average returns of 51.18% during the period compared to the index's return of 31.76%. Industrials were also an area of competitive stock selection, with the Fund's holdings returning 57.20% versus the index returns of 21.88%. Offsetting this outperformance was the Fund's Consumer Discretionary holdings which returned 2.76% compared to the 14.28% return posted by the index.

Portfolio Management Review

(Continued)

Additionally, our cash balance for the year presented a drag on relative performance given the significant positive market returns over this time period.

The Fund took advantage of the market sell-off that occurred in the quarter ended March 2016 to add to existing Information Technology holdings or build new positions. Actions taken during this time period helped generate the outperformance among our technology holdings over the past fiscal year. Strategic acquirers also saw the disconnect in valuations that occurred during the period as portfolio companies inContact, Demandware, and Apogee were acquired by NICE Systems, Salesforce.com, and Google, respectively during the course of the past 12 months. Additionally, LogMeIn merged with the GoTo unit of Citrix Systems in a very favorable transaction for LogMeIn shareholders, a development that contributed significantly to our outperformance in the technology sector.

We remain focused on valuations and fundamentals and continue to monitor the risk/reward profile of our holdings. We will make changes to the portfolio based on market moves that provide either an opportunity to trim or add to a position based on potential inefficiencies in the smaller end of the market capitalization spectrum. The correction that began in calendar 2016 was one of those events and the Fund was rewarded in these cases by strategic acquirers supporting our thoughts with their capital being put to use to acquire the above mentioned holdings.

In the Industrials sector, Kornit Digital was a leading contributor to returns after being added to the Fund in June 2016 following several meetings with the management team. Kornit is the leading provider of digital direct to garment and roll-to-roll printing, allowing for high throughput of custom apparel and other use cases based on demand. With Kornit hardware and proprietary ink, online apparel designers can produce short runs of custom pieces based solely on demand. Kornit has been a prime beneficiary in the shift in consumer's increasing desire to purchase apparel online and a desire to have more unique pieces of clothing. In January, Amazon selected Kornit to deliver a large number of its Avalanche 1000 printers in support of Amazon's growing Merch program. In conjunction with this agreement, Kornit granted Amazon warrants that do not vest until Amazon purchases significant amounts of equipment and supplies from Kornit.

Meanwhile the Consumer Discretionary sector was a headwind to relative performance during the period as a few of our restaurant holdings detracted from results. Several investments in this area struggled with porting their success in a couple of existing markets to new markets. Additionally, the subtle but still meaningful shift in consumer's spending to eat-at-home versus eat-away-from home proved to be a drag on same store sales metrics.

As the daily political headlines pass, geopolitical tensions heat up, and the realization that getting legislation passed in Washington is never easy, we aim to stay consistent to our strategy of building a portfolio of securities that should benefit from underlying secular growth trends that could have thriving business models over the long term regardless of the political climate. The Buffalo Emerging Opportunities Fund is focused primarily on identifying innovation within U.S. companies with North American revenue bases. Therefore the universe of companies we review for inclusion in the Fund is typically much more U.S. centric than most mid and large cap companies. We like this positioning given the dollar appreciation and foreign policy uncertainty. In addition, U.S. consumer and small business confidence are near or at all-time highs which should also bode well for our smaller, U.S. centric companies. Additionally, we continue to believe the landscape for potential acquisitions could benefit the Fund as larger companies continue to search out areas for growth as we enter year eight of the current bull market.

Buffalo Flexible Income Fund

The Buffalo Flexible Income Fund produced a return of 11.02% for the twelve month period ending March 31, 2017. During the same time period, the S&P 500 returned 17.17% and the Bank of America Merrill Lynch High Yield Master II Index returned 16.88%. The equity portion of the portfolio returned 12.85%. The Flexible Income Fund's equity component is primarily focused on large cap dividend payers which we believe possess significant competitive advantages. The primary sectors that led to the underperformance were industrials, financials and information technology. The underperformance within industrials was primarily due to security selection. Specifically, Pitney Bowes detracted 127 basis points from performance which was due to weak operating results and continued pressure on mail volumes as businesses transition away from traditional mail based marketing to digital. The underperformance in financials was due to sector allocation as the Fund was significantly underweight the best performing sector in the index. The underperformance in information technology was due to sector allocation and security selection as the Fund was significantly underweight the second best performing sector in the index. The security that negatively impacted performance the most during the period was Qualcomm. Additionally, several non-dividend paying companies generated positive returns during the year for the index. The Fund does not typically invest in these kinds of companies as our mandate is focused on companies that

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pay dividends. The top contributors to the Fund in fiscal 2017 were Boeing, BB&T and Microsoft. Boeing continued to benefit from strong operating results and significant cash flow generation. BB&T share price improvement reflects investor expectations of a lower regulatory burden due to the new U.S. President and the hope of more favorable banking policies. Additionally, investors anticipate that the President's policies will improve growth which could lead to a steeper yield curve and better net interest margins. The top detractors to the Fund in fiscal 2017 were Pitney Bowes, HollyFrontier and Verizon.

The fixed income portion of the Buffalo Flexible Income Fund generated a return of 10.78% over the past 12 months and underperformed the Bank of America Merrill Lynch Master II Index which generated a return of 16.88%. The primary sectors detracting from performance were consumer discretionary, energy and information technology. The underperformance in the discretionary sector relative to the benchmark reflects both a significant overweight as well as security selection. The Fund was overweight the sector and the sector underperformed the index while the underperformance from security selection was due to our investment in Lions Gate Entertainment which reported weak fourth quarter earnings. Within energy, the underperformance was primarily due to security selection. Energy was the best performing sector within the high yield index over the past year and this partially reflects the significant return generated by various distressed energy credits. Fund management has historically avoided investing in distressed credit. The underperformance in the discretionary sector relative to the benchmark reflects both a significant overweight as well as security selection. The top contributors to the portfolio's fixed income performance included Valeant, Medicines Company and Bankrate while the three top detractors were Community Health, Alere and Wildhorse Resource Development.

As we look ahead, we remain focused on finding attractive yield opportunities that we believe have favorable risk reward outlooks. Within the equity space we remain focused on large cap dividend payers as well as select master limited partnerships (MLPs). Within fixed income, we are primarily focused on three asset classes, high yield bonds, convertible bonds and floating rate bank debt.

Buffalo Growth Fund

The Buffalo Growth Fund returned 12.88% in the fiscal year ending March 31, 2017, compared to its benchmark the Russell 1000 Growth Index return of 15.76%. Relative to the benchmark, energy, financials, and health care ended the fiscal year as the largest overweight sectors. While infor-

mation technology and consumer staples were the most underweight.

Among the leading contributors, Amazon.com was the top contributor for the fiscal year. Shares set all-time highs after the company reported record profits during the year. Results were robust as profit margins improved in its North American ecommerce business as sales continued to grow at a rapid pace. In addition, its web services business continued to grow profitably while maintaining a high level of growth throughout the year. Next, shares of Apple were driven by a strong launch of the new iPhone 7 in September 2016, leading growth to inflect higher. Also, the market position of the iPhone 7 has been helped by the product reliability issues at Samsung, providing an opportunity for Apple to gain market share. Finally, Align Technology shares were higher on continued strong growth of its innovative correction dental product, Invisalign. The company continued to have opportunities to invest to sustain its profit growth including geographic expansion and new products.

Among the detractors for the fiscal year, Nielsen shares declined on weaker than expected earnings growth. Results were negatively impacted by ongoing cost rationalization of many large consumer products companies with particular emphasis on more discretionary spending by these customers. However, the company has maintained growth in its core measurement businesses. Next, shares of Stericycle declined on weaker growth and guidance for the year. The company has experienced pricing headwinds in its medical waste business and two larger acquisitions have taken longer to integrate and yield synergies. We believe Stericycle remains a beneficiary of increasing utilization of medical care with an aging population. Finally, Under Armour shares fell on disappointing growth and profit forecasts for fiscal 2017. The company has experienced a setback of its growth due to some product innovation missteps combined with increasing competition in the athletic apparel space.

We continue to hold a more positive view on the domestic economic outlook relative to the global outlook. In Europe, elections in France and Germany this year continue to brew uncertainty on the heels of the surprise vote by the United Kingdom to exit the European Union last summer (Brexit). In addition, Europe still suffers from a debt problem among many European Union member nations. Greece and Italy have been widely reported as highly indebted countries but several other nations are not far from burdensome debt levels as well. In Asia, Japan continues to limp along in a lethargic recovery, while China's growth has moderated but remains at a high absolute level. In the U.S.,

Portfolio Management Review

(Continued)

the initial optimism for economic stimulus from the new administration has diminished as President Trump met more resistance than expected in overhauling health care. This has resulted in the timeline being pushed out for policies expected to boost economic growth, such as tax reform and infrastructure spending. Even if approved, these growth boosting initiatives are unlikely to be significant in 2017 due to the delay caused by the focus on healthcare policy. In this environment, we continue to stay focused on attempts to hedge capital from potential downside risks, while taking incremental risk when justified by positively skewed potential return outcomes.

Buffalo High Yield Fund

The Buffalo High Yield Fund increased 8.37% for the fiscal year ended March 31, 2017. During the period, the Fund underperformed our primary benchmark, the Bank of America Merrill Lynch High Yield Master II Index (the "Index") which had a return of 16.88% by 851 basis points during the comparable period. Our underperformance relative to the Index can largely be attributed the Fund's strategy of owning higher credit quality issues with shorter durations which underperformed riskier names for much of the year. The Fund was also significantly underweight in the energy and mineral/mining sectors which were by far the two strongest performing sectors in the Index. In fiscal 2017, the high yield markets experienced significant volatility driven by: (i) highly volatile crude oil and other commodity prices that cratered in the first fiscal quarter before rallying significantly; (ii) investor concern over continued interest rate increases by the Fed; (iii) and uncertainty about the health of the global economies and state of the credit cycle. The Fund's energy allocation was roughly 5% compared to the Index's 14% weighting, and this was a key driver of the Fund's underperformance in the last nine months of the fiscal year.

The approximate rate and contribution of return from the various asset classes in the portfolio during the fiscal year 2017 was as follows:

	APPROXIMATE UNWEIGHTED RETURN	APPROXIMATE CONTRIBUTION TO RETURN
Straight Corporates	9.6%	6.6%
Convertibles	13.4%	1.8%
Bank Loans	6.9%	0.6%
Convertible Preferred	12.2%	0.1%
Common Stocks	8.5%	0.3%
Cash	0.0%	-1.0%
Total	50.6%	8.4%

All asset classes provided positive returns for the Fund in the fiscal year. Given the heavy allocation in the Fund and overall strong performance in the asset class, straight corporate bonds contributed the most to the Fund's performance. Primary contributors to the straight corporate bond portfolio included KCG Holdings 6.875% '20, Neustar 4.50% '23, and DigitalGlobe 5.250% '21. KCG Holdings notes started the fiscal year at depressed levels due to disappointing earnings but steadily improved over the year as earning performance improved and its low duration attracted investors. Neustar was acquired and DigitalGlobe refinanced its notes both of which drove prices back to par. Securities that underperformed in this asset class included Concordia Healthcare 9.500% '22, MDC Partners 6.500% '24, and Community Health Systems 7.125% '20.

As an asset class, convertible bonds posted the strongest unweighted return and were the second largest contributor to Fund performance. The Medicine Company 2.500% '22 and 2.750% '23 issues along with Greenbrier 3.500% '18 were the top performers. The stock of Medicine Company nearly doubled in early 2017 after a competitor's favorable clinical trials for a similar cholesterol drug were announced which drove the value of the convertible notes considerably higher. Greenbrier benefited from better than expected earnings and the "Trump Effect" following the November elections.

During the fiscal year, the Fund continued to increase its exposure to bank loans as we were able to find additional issues with attractive pricing, favorable credit quality, and perceived less exposure to rising interest rates than fixed rate bonds. Primary contributors in this segment included Akorn, Valeant Pharmaceuticals, and Diebold. The Fund only owned one convertible preferred stock position at the end of the fiscal year which was the Allergan 5.500% '27 convertible preferred. It had minimal impact on the Fund's returns during the year. Within the common stock segment of the portfolio, we liquidated all of our positions in September to raise liquidity for a pending redemption. In January, we received shares of Lions Gate Entertainment common stock as payment from a maturing convertible bond issue that we held.

After significant declines in the first calendar quarter ending March 31, 2016, the broad high yield market saw significant strength throughout fiscal 2016 as the Index recorded gains in all four quarters. Recent economic news continues to be mixed with the unemployment rate relatively strong, while the number of jobs created and inflation numbers remain benign. Thus, the rhetoric coming out of Federal Open Market Committee (FOMC) meetings continues to imply restrained optimism and a regime of slow incremental rate increases over the next two years. The U.S. Treasury yield curve has flattened in response to rising short term Fed Funds rate and lack of significant inflation.

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Within this environment, we continue to manage the Fund cautiously yet actively as we look into the new fiscal year. In managing the Fund, we continue to focus on high-quality issuers with defensive business models and manageable credit metrics. As yields and spreads tightened throughout fiscal 2017 to the lowest levels since 2013, we increased the weighting in floating rate bank loans and tried to add shorter duration issues when possible. We will continue to deploy the Fund's cash in opportunities that we believe offer the most appealing risk/reward tradeoffs with a bias toward high credit quality, appealing business models, relatively short duration, and attractive relative values. We will also remain opportunistic in adding floating rate bank loans and convertible bonds, the former providing some hedging to a rising rate environment and the latter giving the Fund exposure to underlying equity movements.

Buffalo International Fund

For the fiscal year ending March 31, 2017, the Buffalo International Fund appreciated 13.46%, slightly ahead of the Russell Global ex-U.S. Index, which returned 13.13%. The performance of the Fund was challenged by its sector allocation, but positively impacted due to stock selection, with the strongest benefit coming from stock selection within the information technology sector.

Broadcom, Kering and Adidas were the top contributors for the fiscal year. Broadcom, a stock we've owned almost since the Fund's inception, is a semiconductor manufacturer which continued to benefit as cellular handset and base station suppliers continue their roll-out of 4G capabilities, which requires greater use of semiconductor filters to handle the bandwidth and spectrum density. Kering and Adidas both benefited from a renewed focus on core brands, to which the consumer responded favorably.

Top detractors for the year's performance included Amer Sports Oyj, and several healthcare holdings, including Teva Pharmaceuticals and Allergan. Amer Sports Oyj develops and manufactures sports and fitness equipment and clothing, including the brands Wilson, Precor and Salomon. The brands had a poor showing during the holiday season, amid delays in new product launches. Overall the healthcare market is facing a great deal of uncertainty due to efforts to repeal and replace the Affordable Care Act and intense scrutiny on pharmaceutical pricing practices. Both Teva and Allergan have been recipients of this scrutiny and the stocks have suffered accordingly. In addition, Teva's acquisition of Actavis hasn't provided the anticipated synergies.

Having shrugged off hysteria caused by Britain's vote to exit the European Union (BREXIT) in mid-year 2016, and gotten past a Fed rate hike last December, the outlook for global growth has turned positive with reflationary forces being felt in China, Europe and Japan. We are however concerned that some of the reflationary forces being propagated are due to another credit push from China, which may not be sustainable in the medium turn. In any event, the markets are acting with relief that the worst has passed and perhaps Central Banks may be moving toward market price discovery among and between asset classes. Elections are front and center in the European Union (EU), but for now, polls seem to indicate that the status quo will continue. We believe the political uncertainty in Europe should ameliorate as we move to the second half of the year, and attention again will focus on future Central Bank actions.

Overall, we continue to expect modestly improving economic growth around the globe. Our investment process is designed to favor a long-term secular growth perspective coupled within the context of our valuation and country specific macro analyses. While our process remains unchanged, we are taking incremental risks were it makes sense, while continuing to keep an eye towards the pursuit of hedging capital from potential downside risks. We continue to look for opportunities to buy or add to companies that are exposed to secular growth, improving balance sheets and sustainable business models that possess valuations which could provide appropriate prospective returns for our investors.

Buffalo Large Cap Fund

For the fiscal year ending March 31, 2017, the Buffalo Large Cap Fund appreciated 18.67% significantly outperforming the Russell 1000 Growth Index return of 15.76%. The outperformance of the Fund relative to the benchmark for the fiscal year was due to stock selection within the consumer discretionary sector. To a lesser extent, stock picking within the information technology and healthcare sectors also contributed to relative performance.

Amazon, Apple, and Micron Technologies were top contributors for the fiscal year. While many brick and mortar retailers are struggling to grow in the face of store closures, Amazon appears to be gaining share with overall top line growth having accelerated in 2016 over 2014 and 2015. The company remains extremely well positioned to potentially benefit from ecommerce growth and cloud computing. Apple's iPhone 7 sales meaningfully exceeded expectations in the fourth quarter of 2016 which were reported in January. The installed base of iPhones is approximately 570 million globally. The iPhone 8 launch later this year, the ten year anniversary product, will have a large target audience. Micron's stock staged an impressive recovery in 2016 as memory chip oversupply corrected and pricing inflated.

Portfolio Management Review

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Ending the quarter, we no longer believe that the company is undervalued.

Top detractors for the year's performance involved several healthcare holdings, including CVS Health and athenahealth. CVS Health's equity has been under pressure since early 2016 for a myriad of reasons including lost market share to several rivals over the past six months, concerns about drug pricing pressure that could affect the company's growth profile, and angst over the lack of transparency in the drug supply chain resulting in perhaps outsized profits for pharmacy benefit managers such as CVS at the expense of other businesses along the supply chain. While controversy surrounding the stock is elevated, we see little long term fundamental risk to the company and find the valuation compelling. athenahealth offers a cloud based information technology management system for healthcare providers. The company's operations underperformed expectations in the fourth quarter of 2016. Overall the healthcare provider market is facing a great deal of uncertainty due to efforts to repeal and replace the Affordable Care Act. We expect athenahealth's bookings and operating performance to improve as the uncertainty lifts.

The Fund ended the fiscal annual period with 46 stocks representing 45 companies, as we hold both the Class A and Class C shares of Alphabet, Inc. The cash weighting stood at 5.2% ending the period.

After three months of optimism related to the Republican sweep in November's elections, the reality of a laborious and uncertain political process is setting in. Regardless of the Administration's success on the legislative front, certainly the regulatory backdrop has improved, resulting in increased business confidence. Nevertheless we are now eight years into an expansion, and the cycle is maturing. Our valuation discipline should prove to be a differentiator, particularly as the broader equity market appreciates and valuations extend.

The Buffalo Large Cap Fund's process is to invest based on the Buffalo Long Term Growth Trends. By limiting our investment universe to companies that we believe are potential beneficiaries of the Trends, we are exposed to businesses operating in secular growth markets. The Trends are relevant in any political environment. Over the intermediate to long term, the capital markets are highly efficient and companies exposed to the long term trends driving growth in our economy should outperform.

Buffalo Mid Cap Fund

The Buffalo Mid Cap Fund generated a return of 12.94% for the 12 month period ending March 31, 2017, which underperformed the Russell Midcap Growth Index return of 14.07% during the same period. The index was primarily driven higher by contributions from the information technology, health care, industrial and financial sectors with the Fund producing positive stock selection in all but one of those areas. Negative stock selection in consumer discretionary and materials contributed to the Fund's underperformance. Positive stock selection in financials, real estate and information technology sectors helped partially offset soft relative performance in the areas mentioned above. Also negatively impacting performance was our attention to valuation as we trimmed stocks, particularly in the fiscal fourth quarter, that continued to move higher. We are actively deploying capital into areas we believe have a more favorable risk/reward profile.

The Fund's consumer discretionary sector experienced negative selection effect for the period with Tractor Supply Company and Under Armour most negatively affecting the performance. Tractor Supply Company's results were impacted by unfavorable weather in certain areas of the country. We remain positive on the fundamentals of the company as stores in areas of the country not affected by weather continue to perform well. For Under Armour, weaker apparel demand in North America and dislocation at some retail sporting goods stores have caused sales to slow. Also hurting the stock is the company's desire to invest for long-term growth which is pressuring margins. Despite the weakness from both stocks, we remain positive on the long term fundamentals of both companies and believe the valuation profiles are compelling.

The Fund's financials performed well in the quarter as MarketAxess and MSCI were the top performers in the sector. MarketAxess Holdings, which operates an electronic trading platform for fixed-income securities, and provides market data and post-trade services for the global fixed-income markets, benefitted from the trend in electronic trading of fixed income securities away from traditional phone orders. The stock was up over 50% for the period. MSCI, which provides benchmark indexes and portfolio risk analytics tools to institutional investors, benefitted from the growth in Exchange Traded Funds (ETFs) and risk management solutions. MSCI operates what we view as an attractive business model that has a substantial recurring revenue stream with meaningful barriers to entry. The stock was up about 33% for the period.

The Fund's largest contributor to performance was Cepheid, a healthcare diagnostic company. The company received an offer to be acquired by Danaher at a greater than 50% premium to where the stock was trading. We had taken a position in the company at attractive prices,

(Unaudited)

believing that the market was not recognizing the value of the company correctly after a period of poor execution that was largely in the rear view mirror.

The setup for 2017 appears to bode well for both accelerated economic growth and performance of U.S equities. The new Presidential administration's focus on deregulation, infrastructure spending, and tax reform point to a more pro-growth, business-friendly environment, which could portend an extended cycle of economic growth. Investors are now keeping a close eye on President Trump's ability to pass meaningful tax reform, especially after promises of healthcare reform have so far fallen short. Inability to provide tax reform may cause market volatility though expectations for the timing of results are being actively managed by the new administration.

While we are pleased with the number of positions in the portfolio, we continue to look for additional ideas that could provide greater risk adjusted return potential. We have spent considerable time over the past few months analyzing companies with a greater cyclical profile that could stand to benefit from factors like accelerating job growth, improved construction activity, and increased energy production. We would expect those kinds of companies to outperform in this environment of an elongated economic cycle. While we have added some new positions in these areas, we are remaining true to our process of identifying what we believe to be beneficiaries of long-term trends and implementing our valuation discipline. We continue to actively reduce stocks with potential disproportionate downside risk and appreciate your continued support and confidence.

Buffalo Small Cap Fund

The Buffalo Small Cap Fund produced a return of 24.51% for the 12 month period ending March 31, 2017, outperforming the Russell 2000 Growth Index return of 23.03% during the same period. The Fund's relative performance was strongest in healthcare and technology, while weakest in consumer discretionary.

Technology was the Fund's best-performing sector relative to the index. The top-performing holding in the sector was LogMeIn, which announced a large synergistic merger with Citrix's GoTo business in July 2016 that could position the company for margin expansion and accelerated free cash flow growth. Another holding that outperformed in the sector was Cognex, a company focused on machine vision and factory automation, which benefited from strong performance with its consumer electronics, automotive, and logistics customers. The Fund also outperformed the index in healthcare with Exact Sciences providing the highest contribution in the sector. The company continued to gain payer, doctor and patient support for Cologuard, a commercialized alternative to colonoscopy for detecting colorectal cancer. Investors are now starting to give some attention to the company's pipeline of screening tests in other areas of oncology like lung and breast cancer. Other portfolio holdings in this sector that drove above index returns included Supernus, a specialty pharmaceutical company that settled a generic challenge over their lead compound, and Cepheid, a diagnostic company that was purchased by Danaher.

Our Consumer Discretionary holdings represented the biggest underperformer relative to index sector results. The Fund's investment in Fitbit detracted from performance as consumer demand for the company's wearable devices declined significantly. The Fund's holdings in restaurants, specialty retail, and apparel also represented a drag relative to the index as our holdings underperformed. We have taken steps to potentially improve performance in this sector, including eliminating some holdings where fundamentals have failed to materialize, and redeploying the capital into companies we believe are poised for stronger returns.

Other sectors were more muted in their contribution to the Fund's relative performance. Consumer Staples and Financials contributed to outperformance, while Industrials and Materials served as slight drags. During the year, we were quite active in making changes to the portfolio in an attempt to position it for improved performance. The Fund finished the fiscal year with 73 holdings, a significant increase compared to 62 positions at the end of the previous year. While we are pleased with strong idea-generation and the increased number of securities in the portfolio, we continue to look for additional ideas that could provide greater risk-adjusted returns.

The setup for 2017 appears to bode well for both accelerated economic growth and performance of U.S equities. The new Presidential administration's focus on deregulation, infrastructure spending, and tax reform point to a more pro-growth, business-friendly environment. We have spent considerable time over the past few months looking at companies with a greater cyclical profile that could stand to benefit from factors like accelerating job growth, improved construction activity, and increased energy production. At the same time, uncertainties in the global geopolitical environment, and questions about the new administration's ultimate ability to pass reforms could lead to enhanced market volatility in coming quarters as well. While we have added some new positions in these areas, we are remaining true to our process of identifying potential beneficiaries of long-term trends and implementing our

Portfolio Management Review

(Unaudited)

valuation discipline. We continue to actively reduce stocks with disproportionate downside risk and those that have graduated well into being midcap stocks. We appreciate your continued support and confidence.

Sincerely,

John C. Kornitzer
President, KCM

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Cash flow is the net amount of cash moving into and out of a business.

Yield is the income return on an investment.

Yield Curve is a curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Investment Results

Total Returns as of March 31, 2017 (Unaudited)

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Buffalo Discovery Fund (inception date 4/16/01)	1.02%	8.22%	16.13%	12.76%	10.40%	8.82%
Russell Mid Cap Growth Index	N/A	6.89%	14.07%	11.95%	8.13%	8.13%
Lipper Multi-Cap Growth Funds Index	N/A	9.22%	17.11%	11.94%	7.69%	5.92%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.98%	6.56%	18.35%	N/A	N/A	14.45%
S&P 500 Index	N/A	6.07%	17.17%	N/A	N/A	15.11%
Lipper Equity Income Funds Index	N/A	4.03%	16.09%	N/A	N/A	12.59%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.48%	7.13%	22.99%	11.28%	6.16%	7.59%
Russell 2000 Growth Index	N/A	5.35%	23.03%	12.10%	8.06%	9.08%
Lipper Small-Cap Growth Funds Index	N/A	6.51%	19.93%	10.52%	6.78%	7.95%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.01%	1.61%	11.02%	6.78%	6.05%	7.18%
S&P 500 Index	N/A	6.07%	17.17%	13.30%	7.51%	9.58%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	4.23%	10.61%	6.91%	4.69%	6.94%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	2.71%	16.88%	6.85%	7.34%	7.40%
Buffalo Growth Fund (inception date 5/19/95)	0.92%	8.06%	12.88%	11.09%	8.20%	9.75%
Russell 1000 Growth Index	N/A	8.91%	15.76%	13.32%	9.13%	8.66%
Lipper Large Cap Growth Funds Index	N/A	10.26%	15.77%	11.60%	7.67%	7.51%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	2.14%	8.37%	5.32%	6.24%	7.27%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	2.71%	16.88%	6.85%	7.34%	7.40%
Lipper High Yield Bond Funds Index	N/A	2.14%	8.37%	5.32%	6.24%	7.27%
Buffalo International Fund (inception date 9/28/07)	1.06%	10.63%	13.46%	6.67%	N/A	3.22%
Russell Global (ex USA) Index Net	N/A	8.12%	13.13%	4.86%	N/A	0.56%
Lipper International Funds Index	N/A	8.10%	11.70%	6.01%	N/A	0.82%
Buffalo Large Cap Fund (inception date 5/19/95)	0.95%	8.37%	18.67%	13.56%	8.11%	9.29%
Russell 1000 Growth Index	N/A	8.91%	15.76%	13.32%	9.13%	8.66%
Lipper Large-Cap Growth Funds Index	N/A	10.26%	15.77%	11.60%	7.67%	7.51%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	4.60%	12.94%	8.35%	6.78%	7.77%
Russell Midcap Growth Index	N/A	6.89%	14.07%	11.95%	8.13%	8.37%
Lipper Mid-Cap Growth Funds Index	N/A	8.01%	16.55%	10.55%	7.65%	7.45%
Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	10.51%	24.51%	9.62%	6.42%	11.24%
Russell 2000 Growth Index	N/A	5.35%	23.03%	12.10%	8.06%	5.61%
Lipper Small-Cap Growth Funds Index	N/A	6.51%	19.93%	10.52%	6.78%	7.11%

*  As reported in the Funds' Prospectus dated July 29, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

Until December 1, 2016, the Buffalo Discovery, Dividend Focus, Flexible Income, International, Large Cap, Mid Cap, and Growth Funds imposed a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Emerging Opportunities and Small Cap Funds imposed a 2.00% redemption fee on shares held less than 180 days.

Investment Results

(Continued) (Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

(Unaudited)

Buffalo Discovery Fund

Growth of a $10,000 Investment

Buffalo Dividend Focus Fund

Growth of a $10,000 Investment

Buffalo Emerging Opportunities Fund

Growth of a $10,000 Investment

Buffalo Flexible Income Fund

Growth of a $10,000 Investment

Buffalo Growth Fund

Growth of a $10,000 Investment

Buffalo High Yield Fund

Growth of a $10,000 Investment

Buffalo International Fund

Growth of a $10,000 Investment

Buffalo Large Cap Fund

Growth of a $10,000 Investment

(Unaudited)

Buffalo Mid Cap Fund

Growth of a $10,000 Investment

Buffalo Small Cap Fund

Growth of a $10,000 Investment

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for exam- ple, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to esti- mate the expenses you paid on your account during the period. Although the Funds charge no sales load or trans- action fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at pre- vailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its invest- ment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,077.60	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,112.50	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$4.77

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,082.60	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,010.13	$7.42

*  Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Expense Example

(Continued) (Unaudited)

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,060.10	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,067.10	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$4.57

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,027.80	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$5.12

*  Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,076.20	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$5.12

*  Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,077.10	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$4.77

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,057.70	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2016	ENDING ACCOUNT VALUE MARCH 31, 2017	EXPENSES PAID DURING PERIOD OCTOBER 1, 2016 - MARCH 31, 2017*
Actual	$1,000.00	$1,102.00	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Allocation of Portfolio Holdings

Percentages represent market value as a percentage of investments as of March 31, 2017

BUFFALO DISCOVERY FUND

Common Stock	92.41%
REITS	2.85%
Short-Term Investments	4.74%
100.00%

BUFFALO DIVIDEND FOCUS FUND

Common Stock	86.97%
Short-Term Investments	8.91%
REITS	3.01%
Convertible Preferred Stock	1.11%
100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Common Stock	93.71%
Short-Term Investments	6.29%
100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	81.21%
Corporate Bonds	9.60%
Convertible Bonds	6.26%
REITS	2.06%
Short-Term Investments	0.87%
100.00%

BUFFALO GROWTH FUND

Common Stock	96.22%
REITS	2.15%
Short-Term Investments	1.63%
100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	64.08%
Bank Loans	12.43%
Convertible Bonds	12.41%
Short-Term Investments	9.64%
Convertible Preferred Stock	0.91%
Common Stock	0.53%
100.00%

BUFFALO INTERNATIONAL FUND

Common Stock	93.60%
Short-Term Investments	6.40%
100.00%

BUFFALO LARGE CAP FUND

Common Stock	91.64%
REITS	6.16%
Short-Term Investments	2.20%
100.00%

Allocation of Portfolio Holdings

(Unaudited)

BUFFALO MID CAP FUND

Common Stock	83.25%
Short-Term Investments	11.92%
REITS	4.83%
100.00%

BUFFALO SMALL CAP FUND

Common Stock	93.97%
REITS	3.48%
Short-Term Investments	2.55%
100.00%

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 94.27%
CONSUMER DISCRETIONARY — 15.45%
	Distributors — 0.90%
387,720	LKQ Corp.(a)	$11,348,564
	Diversified Consumer Services — 1.35%
404,352	ServiceMaster Global Holdings Inc.(a)	16,881,696
	Hotels, Restaurants & Leisure — 1.46%
41,160	Chipotle Mexican Grill, Inc.(a)	18,337,603
	Household Durables — 1.72%
421,715	Garmin Ltd.(c)	21,553,854
	Internet & Direct Marketing Retail — 0.50%
49,810	Expedia, Inc.	6,284,528
	Internet Software & Services — 0.84%
896,000	Pandora Media Inc.(a)	10,581,760
	Leisure Products — 0.90%
134,715	Polaris Industries Inc.	11,289,117
	Media — 1.18%
289,627	Lions Gate Entertainment Corp. — Class A(a)(c)	7,692,493
289,627	Lions Gate Entertainment Corp. — Class B(a)(c)	7,061,106
		14,753,599
	Specialty Retail — 1.33%
310,285	Williams-Sonoma, Inc.	16,637,482
	Textiles, Apparel & Luxury Goods — 5.27%
250,723	Columbia Sportswear Co.	14,729,976
805,500	Hanesbrands, Inc.	16,722,180
309,190	Luxottica Group S.p.A. — ADR(b)(c)	17,020,910
961,451	Under Armour, Inc. — Class C(a)	17,594,553
		66,067,619
	Total Consumer Discretionary (Cost $183,253,506)	193,735,822
CONSUMER STAPLES — 3.88%
	Food Products — 1.16%
133,525	The Hershey Co.	14,587,606
	Household Products — 1.25%
116,115	The Clorox Co.	15,655,786
	Personal Products — 1.47%
216,670	The Estee Lauder Companies Inc. — Class A	18,371,449
	Total Consumer Staples (Cost $46,504,822)	48,614,841
ENERGY — 3.38%
	Energy Equipment & Services — 3.38%
318,118	Forum Energy Technologies Inc.(a)	6,585,043
617,216	Oceaneering International, Inc.	16,714,209
586,916	TechnipFMC plc(a)	19,074,770
	Total Energy (Cost $43,047,226)	42,374,022
FINANCIALS — 8.28%
	Capital Markets — 8.28%
362,325	Intercontinental Exchange, Inc.	21,692,398
233,210	MSCI, Inc.	22,665,680

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS (Continued)
312,778	Nasdaq, Inc.	$21,722,432
156,490	S&P Global, Inc.	20,459,502
344,525	SEI Investments Co.	17,377,841
	Total Financials (Cost $79,716,100)	103,917,853
HEALTH CARE — 18.69%
	Biotechnology — 2.96%
1,051,600	Dynavax Technologies Corp.(a)	6,257,020
88,700	Shire — ADR(c)	15,454,201
141,600	Vertex Pharmaceuticals Inc.(a)	15,483,960
		37,195,181
	Health Care Equipment & Supplies — 8.48%
1,153,533	Accuray Inc.(a)	5,479,282
209,233	Align Technology, Inc.(a)	24,001,117
260,520	Danaher Corp.	22,282,276
244,200	Dentsply Sirona Inc.	15,247,848
109,761	Inogen Inc.(a)	8,513,063
265,650	Insulet Corp.(a)	11,446,859
206,980	Nevro Corp.(a)	19,394,026
		106,364,471
	Health Care Providers & Services — 0.78%
337,900	Tivity Health, Inc.(a)	9,832,890
	Health Care Technology — 2.43%
146,210	athenahealth Inc.(a)	16,476,405
237,010	Cerner Corp.(a)	13,948,038
		30,424,443
	Life Sciences Tools & Services — 2.71%
221,280	Accelerate Diagnostics, Inc.(a)	5,354,976
164,085	Agilent Technologies, Inc.	8,675,174
706,725	VWR Corp.(a)	19,929,645
		33,959,795
	Pharmaceuticals — 1.33%
691,470	Akorn, Inc.(a)	16,650,598
	Total Health Care (Cost $187,515,461)	234,427,378
INDUSTRIALS — 15.15%
	Aerospace & Defense — 0.98%
225,652	Hexcel Corp.	12,309,317
	Commercial Services & Supplies — 3.12%
343,835	Republic Services, Inc.	21,596,276
211,985	Stericycle, Inc.(a)	17,571,437
		39,167,713
	Electrical Equipment — 1.80%
49,310	Acuity Brands, Inc.	10,059,240
80,220	Rockwell Automation, Inc.	12,491,056
		22,550,296
	Industrial Conglomerates — 1.25%
75,580	Roper Industries, Inc.	15,606,514

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Machinery — 2.86%
81,985	Parker-Hannifin Corp.	$13,143,835
453,154	Xylem, Inc.	22,757,394
		35,901,229
	Professional Services — 5.14%
453,920	IHS Markit Ltd.(a)(c)	19,041,944
539,167	Nielsen Holdings PLC	22,272,989
285,238	Verisk Analytics, Inc.(a)	23,144,211
		64,459,144
	Total Industrials (Cost $157,661,163)	189,994,213
INFORMATION TECHNOLOGY — 20.62%
	Communications Equipment — 2.15%
65,925	F5 Networks, Inc.(a)	9,398,927
112,825	Harris Corp.	12,554,038
180,955	Juniper Networks, Inc.	5,035,978
		26,988,943
	Electronic Equipment, Instruments & Components — 1.58%
132,420	National Instruments Corp.	4,311,595
80,260	Trimble Inc.(a)	2,569,123
142,279	Zebra Technologies Corp. — Class A(a)	12,982,959
		19,863,677
	Internet Software & Services — 3.60%
94,238	Akamai Technologies, Inc.(a)	5,626,009
23,115	Alphabet, Inc. — Class A(a)	19,596,897
140,105	Facebook, Inc. — Class A(a)	19,901,915
		45,124,821
	IT Services — 3.37%
103,825	Cognizant Technology Solutions Corp. — Class A(a)	6,179,664
203,575	Fidelity National Information Services, Inc.	16,208,642
176,809	MasterCard, Inc. — Class A	19,885,708
		42,274,014
	Semiconductors & Semiconductor Equipment — 2.46%
77,935	Analog Devices, Inc.	6,386,773
243,877	Micron Technology, Inc.(a)	7,048,045
192,650	QUALCOMM, Inc.	11,046,551
79,190	Texas Instruments, Inc.	6,379,547
		30,860,916
	Software — 5.93%
224,130	Aspen Technology, Inc.(a)	13,205,739
53,705	CommVault Systems, Inc.(a)	2,728,214
153,735	Electronic Arts Inc.(a)	13,762,357
150,714	Red Hat, Inc.(a)	13,036,761
76,720	salesforce.com, Inc.(a)	6,328,633
175,015	Synopsys, Inc.(a)	12,623,832
212,900	Take-Two Interactive Software, Inc.(a)	12,618,583
		74,304,119
	Technology Hardware, Storage & Peripherals — 1.53%
133,725	Apple Inc.	19,210,933
	Total Information Technology (Cost $181,092,287)	258,627,423

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 8.82%
	Chemicals — 6.82%
132,745	Ecolab Inc.	$16,638,258
311,710	FMC Corp.	21,691,899
266,499	Ingevity Corp.(a)	16,216,464
73,275	International Flavors & Fragrances Inc.	9,711,136
179,480	Praxair, Inc.	21,286,328
		85,544,085
	Containers & Packaging — 2.00%
269,745	Bemis Company, Inc.	13,179,741
274,580	Sealed Air Corp.	11,966,196
		25,145,937
	Total Materials (Cost $90,592,477)	110,690,022
TOTAL COMMON STOCKS (COST $969,383,042)		1,182,381,574
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.91%
REAL ESTATE — 2.91%
147,675	American Tower Corp.	17,948,420
46,279	Equinix Inc.	18,528,723
	Total Real Estate (Cost $24,408,013)	36,477,143
TOTAL REITS (COST $24,408,013)		36,477,143
SHORT TERM INVESTMENT — 4.84%
INVESTMENT COMPANY — 4.84%
60,696,439	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	60,696,439
	Total Investment Company	60,696,439
TOTAL SHORT TERM INVESTMENT (COST $60,696,439)		60,696,439
TOTAL INVESTMENTS — 102.02% (COST $1,054,487,494)		1,279,555,156
Liabilities in Excess of Other Assets — (2.02)%		(25,316,883)
TOTAL NET ASSETS — 100.00%		$1,254,238,273

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  A portion of this security is deemed illiquid. The total value of this security amounted to $2,713,415 (0.22% of net assets) at March 31, 2017.

  (c)  Foreign Issued securities. The total value of these securities amounted to $87,824,508 (7.00% of net assets) at March 31, 2017.

  (d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

  The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 86.67%
CONSUMER DISCRETIONARY — 12.95%
	Auto Components — 1.09%
18,050	The Goodyear Tire & Rubber Co.	$649,800
	Automobiles — 0.78%
13,200	General Motors Co.	466,752
	Hotels, Restaurants & Leisure — 4.23%
11,625	Carnival Corp.	684,829
6,775	Cedar Fair, L.P.	459,413
3,400	Jack in the Box, Inc.	345,848
4,475	Marriott International, Inc. — Class A	421,455
10,600	Starbucks Corp.	618,934
		2,530,479
	Internet & Direct Marketing Retail — 1.04%
700	Amazon.com, Inc.(a)	620,578
	Media — 3.03%
15,200	Comcast Corp. — Class A	571,368
22,400	Twenty-First Century Fox, Inc. — Class A	725,536
4,550	The Walt Disney Co.	515,925
		1,812,829
	Specialty Retail — 1.80%
6,125	Foot Locker, Inc.	458,211
4,225	The Home Depot, Inc.	620,357
		1,078,568
	Textiles, Apparel & Luxury Goods — 0.98%
28,300	Hanesbrands, Inc.	587,508
	Total Consumer Discretionary (Cost $6,412,037)	7,746,514
CONSUMER STAPLES — 7.77%
	Beverages — 1.25%
6,650	PepsiCo, Inc.	743,869
	Food & Staples Retailing — 1.67%
5,050	CVS Health Corp.	396,425
8,350	Wal-Mart Stores, Inc.	601,868
		998,293
	Food Products — 2.13%
8,375	The Kraft Heinz Co.	760,534
8,900	Pinnacle Foods Inc.	515,043
		1,275,577
	Household Products — 1.95%
6,450	Colgate-Palmolive Co.	472,075
7,725	The Procter & Gamble Co.	694,091
		1,166,166
	Tobacco — 0.77%
6,450	Altria Group, Inc.	460,659
	Total Consumer Staples (Cost $3,752,784)	4,644,564

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 9.10%
	Energy Equipment & Services — 1.20%
7,600	Halliburton Co.	$373,996
4,400	Schlumberger Ltd.(b)	343,640
		717,636
	Oil, Gas & Consumable Fuels — 7.90%
8,850	Devon Energy Corp.	369,222
22,350	Enterprise Products Partners L.P.	617,083
5,275	EQT Midstream Partners LP	405,648
8,450	Exxon Mobil Corp.	692,984
11,575	Hess Corp.	558,031
14,200	Noble Midstream Partners LP	739,536
15,200	Royal Dutch Shell PLC. — Class A — ADR(b)	801,496
6,650	Tesoro Corp.	539,049
		4,723,049
	Total Energy (Cost $4,742,365)	5,440,685
FINANCIALS — 13.11%
	Banks — 7.80%
48,050	Bank of America Corp.	1,133,499
21,650	BB&T Corp.	967,755
7,150	Citigroup Inc.	427,713
14,025	JPMorgan Chase & Co.	1,231,956
16,250	Wells Fargo & Co.	904,475
		4,665,398
	Capital Markets — 2.76%
950	BlackRock, Inc.	364,334
4,025	CME Group Inc.	478,170
4,580	Hamilton Lane Inc. — Class A(a)	85,509
5,550	S&P Global, Inc.	725,607
		1,653,620
	Diversified Financial Services — 1.56%
5,600	Berkshire Hathaway Inc. — Class B(a)	933,408
	Insurance — 0.99%
10,425	Arthur J. Gallagher & Co.	589,430
	Total Financials (Cost $5,920,655)	7,841,856
HEALTH CARE — 10.68%
	Biotechnology — 2.53%
9,125	AbbVie Inc.	594,585
3,100	Amgen Inc.	508,617
6,050	Gilead Sciences, Inc.	410,916
		1,514,118
	Health Care Equipment & Supplies — 0.60%
4,450	Medtronic, PLC(b)	358,492
	Health Care Providers & Services — 3.12%
4,275	Anthem, Inc.	707,000
5,775	Cardinal Health, Inc.	470,951
4,200	UnitedHealth Group Inc.	688,842
		1,866,793

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Pharmaceuticals — 4.43%
4,450	Bristol-Myers Squibb Co.	$241,991
3,150	Eli Lilly & Co.	264,946
6,825	Johnson & Johnson	850,054
9,600	Merck & Co., Inc.	609,984
19,800	Pfizer Inc.	677,358
		2,644,333
	Total Health Care (Cost $5,461,127)	6,383,736
INDUSTRIALS — 6.43%
	Aerospace & Defense — 1.70%
3,425	The Boeing Co.	605,745
3,650	United Technologies Corp.	409,567
		1,015,312
	Airlines — 0.77%
9,950	Delta Air Lines, Inc.	457,302
	Commercial Services & Supplies — 0.84%
6,900	Waste Management, Inc.	503,148
	Industrial Conglomerates — 2.64%
2,150	3M Co.	411,360
26,850	General Electric Co.	800,130
2,950	Honeywell International, Inc.	368,366
		1,579,856
	Machinery — 0.48%
1,800	Parker-Hannifin Corp.	288,576
	Total Industrials (Cost $3,060,571)	3,844,194
INFORMATION TECHNOLOGY — 18.22%
	Communications Equipment — 1.00%
17,750	Cisco Systems, Inc.	599,950
	Internet Software & Services — 1.97%
430	Alphabet, Inc. — Class A(a)	364,554
450	Alphabet, Inc. — Class C(a)	373,302
3,100	Facebook, Inc. — Class A(a)	440,355
		1,178,211
	IT Services — 1.92%
12,925	Visa Inc. — Class A	1,148,645
	Semiconductors & Semiconductor Equipment — 4.24%
4,150	Broadcom Ltd.(b)	908,684
12,500	Intel Corp.	450,875
7,675	QUALCOMM, Inc.	440,085
9,150	Texas Instruments Inc.	737,124
		2,536,768
	Software — 4.93%
13,850	Activision Blizzard, Inc.	690,561
25,150	Microsoft Corp.	1,656,379
13,425	Oracle Corp.	598,889
		2,945,829

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 4.16%
15,720	Apple Inc.	$2,258,335
7,350	Diebold Nixdorf, Inc.	225,645
		2,483,980
	Total Information Technology (Cost $7,753,737)	10,893,383
MATERIALS — 3.42%
	Chemicals — 2.39%
8,475	The Dow Chemical Co.	538,502
7,900	Monsanto Co.	894,280
		1,432,782
	Metals & Mining — 1.03%
9,050	Compass Minerals International, Inc.	614,042
	Total Materials (Cost $1,941,720)	2,046,824
TELECOMMUNICATION SERVICES — 1.79%
	Diversified Telecommunication Services — 1.79%
13,300	AT&T Inc.	552,615
10,625	Verizon Communications, Inc.	517,969
	Total Telecommunication Services (Cost $953,782)	1,070,584
UTILITIES — 3.20%
	Electric Utilities — 3.20%
18,000	American Electric Power Co., Inc.	1,208,340
8,850	Edison International	704,549
	Total Utilities (Cost $1,700,609)	1,912,889
TOTAL COMMON STOCKS (COST $41,699,387)		51,825,229
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.00%
REAL ESTATE — 3.00%
2,200	American Tower Corp.	267,388
33,135	CoreCivic, Inc.	1,041,102
1,050	Public Storage	229,855
7,400	Weyerhaeuser Co.	251,452
	Total Real Estate (Cost $1,559,945)	1,789,797
TOTAL REITS (COST $1,559,945)		1,789,797
CONVERTIBLE PREFERRED STOCKS — 1.11%
HEALTH CARE — 0.46%
	Pharmaceuticals — 0.46%
320	Allergan plc	271,930
	Total Health Care (Cost $252,917)	271,930

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 0.65%
	Commercial Services & Supplies — 0.65%
5,470	Stericycle, Inc.	$391,378
	Total Industrials (Cost $352,758)	391,378
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $605,675)		663,308
SHORT TERM INVESTMENT — 8.88%
INVESTMENT COMPANY — 8.88%
5,311,330	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	5,311,330
	Total Investment Company	5,311,330
TOTAL SHORT TERM INVESTMENT (COST $5,311,330)		5,311,330
TOTAL INVESTMENTS — 99.66% (COST $49,176,337)		59,589,664
Other Assets in Excess of Liabilities — 0.34%		205,054
TOTAL NET ASSETS — 100.00%		$59,794,718

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $2,412,312 (4.03% of net assets) at March 31, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

  The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 94.24%
CONSUMER DISCRETIONARY — 23.82%
	Auto Components — 3.01%
83,600	Motorcar Parts of America, Inc.(a)	$2,569,028
	Hotels, Restaurants & Leisure — 4.87%
140,500	Del Taco Restaurants, Inc.(a)	1,863,030
89,000	The Habit Restaurants, Inc. — Class A(a)	1,575,300
113,800	Kona Grill, Inc.(a)	716,940
		4,155,270
	Household Durables — 6.60%
32,400	Installed Building Products Inc(a)	1,709,100
20,500	iRobot Corp.(a)	1,355,870
39,000	LGI Homes, Inc.(a)	1,322,490
172,100	ZAGG Inc.(a)	1,239,120
		5,626,580
	Leisure Products — 3.84%
75,200	MCBC Holdings, Inc.	1,215,984
113,000	Nautilus, Inc.(a)	2,062,250
		3,278,234
	Media — 2.28%
82,300	Liberty Media Corp.-Liberty Braves(a)	1,946,395
	Specialty Retail — 3.22%
96,555	At Home Group Inc.(a)	1,463,774
66,700	The Tile Shop Holdings, Inc.	1,283,975
		2,747,749
	Total Consumer Discretionary (Cost $17,815,786)	20,323,256
CONSUMER STAPLES — 2.48%
	Beverages — 2.48%
39,100	MGP Ingredients, Inc.	2,120,393
	Total Consumer Staples (Cost $1,396,681)	2,120,393
FINANCIALS — 6.12%
	Capital Markets — 2.28%
26,100	Financial Engines Inc.	1,136,655
43,085	Hamilton Lane Inc. — Class A(a)	804,397
		1,941,052
	Diversified Financial Services — 1.07%
55,000	Compass Diversified Holdings	913,000
	Insurance — 1.36%
36,300	Kinsale Capital Group, Inc.	1,163,052
	Thrifts & Mortgage Finance — 1.41%
9,600	LendingTree, Inc.(a)	1,203,360
	Total Financials (Cost $4,207,074)	5,220,464
HEALTH CARE — 17.44%
	Biotechnology — 0.59%
36,900	Syndax Pharmaceuticals, Inc.(a)	506,268

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 5.47%
170,992	Accuray Inc.(a)	$812,212
12,400	Inogen Inc.(a)	961,744
99,885	Obalon Therapeutics, Inc.(a)	1,067,771
60,300	Oxford Immunotec Global PLC(a)(b)	934,047
47,100	Tactile Systems Technology, Inc.(a)	892,545
		4,668,319
	Health Care Providers & Services — 5.18%
119,800	Cross Country Healthcare, Inc.(a)	1,720,328
11,700	HealthEquity, Inc.(a)	496,665
40,900	LHC Group, Inc.(a)	2,204,510
		4,421,503
	Health Care Technology — 4.34%
60,809	HealthStream, Inc.(a)	1,473,402
54,800	Omnicell, Inc.(a)	2,227,620
		3,701,022
	Pharmaceuticals — 1.86%
75,000	Clearside Biomedical, Inc.(a)	595,500
57,500	Intersect ENT, Inc.(a)	986,125
		1,581,625
	Total Health Care (Cost $12,260,382)	14,878,737
INDUSTRIALS — 12.91%
	Aerospace & Defense — 1.69%
45,400	Astronics Corp.(a)	1,440,542
	Building Products — 1.86%
26,700	Apogee Enterprises, Inc.	1,591,587
	Machinery — 3.97%
133,100	Kornit Digital Ltd.(a)(b)	2,542,210
16,500	Proto Labs, Inc.(a)	843,150
		3,385,360
	Trading Companies & Distributors — 5.39%
111,000	Foundation Building Materials, Inc.(a)	1,772,670
154,000	Nexeo Solutions, Inc.(a)	1,364,440
30,300	SiteOne Landscape Supply, Inc.(a)	1,466,823
		4,603,933
	Total Industrials (Cost $8,259,968)	11,021,422
INFORMATION TECHNOLOGY — 27.69%
	Internet Software & Services — 12.71%
26,595	Alteryx, Inc. — Class A(a)	415,680
142,800	Amber Road Inc.(a)	1,102,416
119,400	CommerceHub, Inc. — Class C(a)	1,854,282
30,505	Envestnet, Inc.(a)	985,311
118,000	Five9, Inc.(a)	1,942,280
88,100	Instructure, Inc.(a)	2,061,540
82,620	Mimecast Ltd(a)(b)	1,849,862
31,500	NIC, Inc.	636,300
		10,847,671
	IT Services — 1.79%
50,400	Virtusa Corp.(a)	1,523,088

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 4.75%
115,880	Everspin Technologies, Inc.(a)	$971,075
81,800	Ichor Holdings, Ltd.(a)	1,622,094
52,200	MaxLinear, Inc. — Class A(a)	1,464,210
		4,057,379
	Software — 8.44%
89,100	8x8, Inc.(a)	1,358,775
131,486	Exa Corp.(a)	1,669,872
102,500	Materialise NV — ADR(a)(b)	932,750
54,700	RingCentral, Inc. — Class A(a)	1,548,010
53,300	Varonis Systems, Inc.(a)	1,694,940
		7,204,347
	Total Information Technology (Cost $18,850,060)	23,632,485
MATERIALS — 3.13%
	Chemicals — 1.56%
21,900	Ingevity Corp.(a)	1,332,615
	Construction Materials — 1.57%
20,700	US Concrete Inc.(a)	1,336,185
	Total Materials (Cost $2,161,657)	2,668,800
UTILITIES — 0.65%
	Water Utilities — 0.65%
32,500	AquaVenture Holdings Ltd.(a)(b)	554,775
	Total Utilities (Cost $585,000)	554,775
TOTAL COMMON STOCKS (COST $65,536,608)		80,420,332
SHORT TERM INVESTMENT — 6.32%
INVESTMENT COMPANY — 6.32%
5,394,110	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	5,394,110
	Total Investment Company	5,394,110
TOTAL SHORT TERM INVESTMENT (COST $5,394,110)		5,394,110
TOTAL INVESTMENTS — 100.56% (COST $70,930,718)		85,814,442
Liabilities in Excess of Other Assets — (0.56)%		(478,021)
TOTAL NET ASSETS — 100.00%		$85,336,421

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $6,813,644 (7.98% of net assets) at March 31, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 80.91%
CONSUMER DISCRETIONARY — 3.82%
	Automobiles — 0.64%
435,000	Ford Motor Co.	$5,063,400
	Media — 3.18%
497,943	Lions Gate Entertainment Corp. — Class A(a)(d)	13,225,366
497,943	Lions Gate Entertainment Corp. — Class B(a)(d)	12,139,850
		25,365,216
	Total Consumer Discretionary (Cost $33,069,707)	30,428,616
CONSUMER STAPLES — 15.45%
	Beverages — 5.38%
400,000	The Coca Cola Co.	16,976,000
35,000	Diageo PLC — ADR(d)	4,045,300
75,000	Dr. Pepper Snapple Group, Inc.	7,344,000
130,000	PepsiCo, Inc.	14,541,800
		42,907,100
	Food & Staples Retailing — 1.84%
50,000	Costco Wholesale Corp.	8,384,500
100,000	Sysco Corp.	5,192,000
15,000	Wal-Mart Stores, Inc.	1,081,200
		14,657,700
	Food Products — 2.23%
5,000	B&G Foods Inc.	201,250
200,000	General Mills, Inc.	11,802,000
50,000	Kellogg Co.	3,630,500
50,000	Mondelez International Inc. — Class A	2,154,000
		17,787,750
	Household Products — 6.00%
100,000	The Clorox Co.	13,483,000
30,000	Colgate-Palmolive Co.	2,195,700
50,000	Kimberly-Clark Corp.	6,581,500
285,000	The Procter & Gamble Co.	25,607,250
		47,867,450
	Total Consumer Staples (Cost $77,882,119)	123,220,000
ENERGY — 19.50%
	Energy Equipment & Services — 1.80%
75,000	Helmerich & Payne, Inc.	4,992,750
120,000	Schlumberger Ltd.(d)	9,372,000
		14,364,750
	Oil, Gas & Consumable Fuels — 17.70%
399,000	BP PLC — ADR(d)	13,773,480
170,000	Chevron Corp.	18,252,900
370,000	ConocoPhillips	18,451,900
140,000	Delek Logistics Partners LP	4,662,000
134,490	EQT Midstream Partners LP	10,342,281
250,000	Exxon Mobil Corp.	20,502,500
138,000	Hess Corp.(f)	6,652,980
600,000	HollyFrontier Corp.	17,004,000
115,000	Kinder Morgan, Inc.	2,500,100
100,000	Marathon Petroleum Corp.	5,054,000

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
25,000	Phillips 66	$1,980,500
300,000	Royal Dutch Shell PLC. — Class A — ADR(d)	15,819,000
200,000	Suncor Energy, Inc.(d)	6,150,000
929	Swift Energy Co.(a)	25,548
		141,171,189
	Total Energy (Cost $152,907,770)	155,535,939
FINANCIALS — 4.79%
	Banks — 2.24%
400,000	BB&T Corp.	17,880,000
	Insurance — 2.55%
180,000	The Allstate Corp.	14,668,200
100,000	Arthur J. Gallagher & Co.	5,654,000
		20,322,200
	Total Financials (Cost $25,636,278)	38,202,200
HEALTH CARE — 9.63%
	Health Care Equipment & Supplies — 1.42%
80,000	Abbott Laboratories	3,552,800
150,000	Baxter International, Inc.	7,779,000
		11,331,800
	Pharmaceuticals — 8.21%
75,000	Eli Lilly & Co.	6,308,250
500,000	GlaxoSmithKline PLC — ADR(d)	21,080,000
140,000	Johnson & Johnson	17,437,000
180,000	Merck & Co., Inc.	11,437,200
270,000	Pfizer Inc.	9,236,700
		65,499,150
	Total Health Care (Cost $54,006,036)	76,830,950
INDUSTRIALS — 9.69%
	Aerospace & Defense — 2.55%
115,000	The Boeing Co.	20,338,900
	Commercial Services & Supplies — 3.93%
1,000,000	Pitney Bowes Inc.	13,110,000
250,000	Waste Management, Inc.	18,230,000
		31,340,000
	Industrial Conglomerates — 3.06%
820,000	General Electric Co.	24,436,000
	Road & Rail — 0.15%
25,000	CSX Corp.(f)	1,163,750
	Total Industrials (Cost $49,422,344)	77,278,650
INFORMATION TECHNOLOGY — 9.40%
	Communications Equipment — 0.85%
200,000	Cisco Systems, Inc.	6,760,000
	IT Services — 2.51%
115,000	International Business Machines Corp. (IBM)	20,026,100

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 2.74%
580,000	Intel Corp.	$20,920,600
15,800	QUALCOMM, Inc.	905,972
		21,826,572
	Software — 3.30%
400,000	Microsoft Corp.	26,344,000
	Total Information Technology (Cost $49,790,652)	74,956,672
MATERIALS — 3.15%
	Chemicals — 2.86%
320,000	The Dow Chemical Co.	20,332,800
30,000	Eastman Chemical Co.	2,424,000
		22,756,800
	Metals & Mining — 0.29%
57,000	Rio Tinto PLC — ADR(d)	2,318,760
	Total Materials (Cost $14,344,190)	25,075,560
TELECOMMUNICATION SERVICES — 5.48%
	Diversified Telecommunication Services — 5.48%
587,500	AT&T Inc.	24,410,625
396,000	Verizon Communications, Inc.	19,305,000
	Total Telecommunication Services (Cost $39,291,322)	43,715,625
TOTAL COMMON STOCKS (COST $496,350,418)		645,244,212
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.05%
REAL ESTATE — 2.05%
85,300	Digital Realty Trust, Inc.	9,075,067
215,000	Weyerhaeuser Co.	7,305,700
	Total Real Estate (Cost $11,199,794)	16,380,767
TOTAL REITS (COST $11,199,794)		16,380,767
CONVERTIBLE BONDS — 6.24%
CONSUMER DISCRETIONARY — 3.89%
	Media — 3.89%
	Lions Gate Entertainment Inc.
$30,000,000	1.250%, 04/15/2018	31,012,500
	Total Consumer Discretionary (Cost $30,000,000)	31,012,500
HEALTH CARE — 0.40%
	Pharmaceuticals — 0.40%
	The Medicines Co.
2,000,000	2.500%, 01/15/2022	3,162,500
	Total Health Care (Cost $2,060,607)	3,162,500

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 0.34%
	Air Freight & Logistics — 0.34%
	UTi Worldwide, Inc.
$2,600,000	4.500%, 03/01/2019(d)	$2,717,000
	Total Industrials (Cost $2,600,000)	2,717,000
INFORMATION TECHNOLOGY — 1.61%
	Internet Software & Services — 0.61%
	Cornerstone OnDemand, Inc.
4,750,000	1.500%, 07/01/2018	4,865,781
	Software — 1.00%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035(b)	7,961,578
	Total Information Technology (Cost $12,119,624)	12,827,359
TOTAL CONVERTIBLE BONDS (COST $46,780,231)		49,719,359
CORPORATE BONDS — 9.57%
CONSUMER DISCRETIONARY — 0.68%
	Leisure Products — 0.33%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,582,424
	Media — 0.25%
	Sirius XM Radio, Inc.
2,000,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $1,962,329)(b)(c)	2,020,000
	Multiline Retail — 0.10%
	Dollar Tree, Inc.
800,000	5.250%, 03/01/2020	825,160
	Total Consumer Discretionary (Cost $4,859,083)	5,427,584
ENERGY — 1.17%
	Energy Equipment & Services — 0.62%
	Forum Energy Technologies Inc.
5,000,000	6.250%, 10/01/2021	4,950,000
	Oil, Gas & Consumable Fuels — 0.55%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	2,460,000
	WildHorse Resource Development Corp.
2,000,000	6.875%, 02/01/2025 (Acquired Various Dates, Cost $1,984,880)(b)(c)	1,915,000
		4,375,000
	Total Energy (Cost $9,740,574)	9,325,000
HEALTH CARE — 1.43%
	Pharmaceuticals — 1.43%
	Valeant Pharmaceuticals International, Inc.
1,179,000	6.750%, 08/15/2018 (Acquired Various Dates, Cost $1,179,000)(b)(c)	1,182,684
10,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $10,239,816)(b)(c)	9,100,000
	VRX Escrow Corp.
1,250,000	5.375%, 03/15/2020 (Acquired Various Dates, Cost $1,253,938)(b)(c)(d)	1,123,438
	Total Health Care (Cost $12,672,754)	11,406,122

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 1.08%
	Aerospace & Defense — 0.38%
	TransDigm, Inc.
$3,000,000	5.500%, 10/15/2020	$3,018,750
	Construction & Engineering — 0.70%
	Tutor Perini Corp.
5,575,000	7.625%, 11/01/2018	5,585,453
	Total Industrials (Cost $8,557,500)	8,604,203
INFORMATION TECHNOLOGY — 4.60%
	Diversified Telecommunication Services — 0.48%
	CCO Holdings LLC / CCO Holdings Capital Corp.
3,706,000	5.250%, 03/15/2021	3,810,231
	Internet Software & Services — 2.78%
	Bankrate Inc.
22,000,000	6.125%, 08/15/2018(b)(e)	22,165,000
	IT Services — 0.51%
	NeuStar, Inc.
4,000,000	4.500%, 01/15/2023	4,125,000
	Software — 0.83%
	ACI Worldwide, Inc.
3,750,000	6.375%, 08/15/2020(b)(e)	3,853,125
	Nuance Communications, Inc.
2,722,000	5.375%, 08/15/2020 (Acquired Various Dates, Cost $2,756,025)(b)(c)	2,769,703
		6,622,828
	Total Information Technology (Cost $35,727,904)	36,723,059
TELECOMMUNICATION SERVICES — 0.61%
	Diversified Telecommunication Services — 0.61%
	Consolidated Communications Inc
5,000,000	6.500%, 10/01/2022	4,825,000
	Total Telecommunication Services (Cost $4,956,500)	4,825,000
TOTAL CORPORATE BONDS (COST $76,514,315)		76,310,968

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 0.86%
INVESTMENT COMPANY — 0.86%
6,886,214	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(g)	$6,886,214
	Total Investment Company	6,886,214
TOTAL SHORT TERM INVESTMENT (COST $6,886,214)		6,886,214
TOTAL INVESTMENTS — 99.63% (COST $637,730,972)		794,541,520
Other Assets in Excess of Liabilities — 0.37%		2,911,243
TOTAL NET ASSETS — 100.00%		$797,452,763

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  These securities are deemed illiquid. The total value of these securities amounted to $31,012,500 (3.89% of net assets) at March 31, 2017.

  (c)  Restricted security deemed liquid. The total value of restricted securities is $18,110,825 (2.27% of net assets) at March 31, 2017.

  (d)  Foreign Issued Securities. The total value of these securities amounted to $101,764,194 (12.76% of net assets) at March 31, 2017

  (e)  144A Securities. The total value of restricted securities is $26,018,125 (3.26% of net assets) at March 31, 2017.

  (f)  A portion of these investments are segregated as collateral for open written option contracts.

  (g)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

SCHEDULE OF OPTIONS WRITTEN

March 31, 2017

CONTRACTS		VALUE
CALL OPTIONS WRITTEN
	CSX Corp.
250	Expiration: April 2017, Exercise Price: $50.00	$5,750
	Hess Corp.
150	Expiration: June 2017, Exercise Price: $55.00	10,500
	Total Written Options (Premium received $59,767)	$16,250

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 97.44%
CONSUMER DISCRETIONARY — 19.12%
	Hotels, Restaurants & Leisure — 3.18%
7,930	Chipotle Mexican Grill, Inc.(a)	$3,532,974
117,780	Starbucks Corp.	6,877,174
		10,410,148
	Internet & Direct Marketing Retail — 5.47%
11,625	Amazon.com, Inc.(a)	10,306,028
4,260	The Priceline Group Inc.(a)	7,582,672
		17,888,700
	Internet Software & Services — 0.62%
170,405	Pandora Media Inc.(a)	2,012,483
	Media — 1.91%
55,015	The Walt Disney Co.	6,238,151
	Specialty Retail — 4.81%
28,825	Advance Auto Parts, Inc.	4,273,594
56,145	The Home Depot, Inc.	8,243,770
60,085	Williams-Sonoma, Inc.	3,221,758
		15,739,122
	Textiles, Apparel & Luxury Goods — 3.13%
88,580	Hanesbrands, Inc.	1,838,921
105,270	NIKE, Inc. — Class B	5,866,697
27,375	Under Armour, Inc. — Class A(a)	541,477
107,619	Under Armour, Inc. — Class C(a)	1,969,428
		10,216,523
	Total Consumer Discretionary (Cost $46,545,321)	62,505,127
CONSUMER STAPLES — 7.44%
	Beverages — 1.27%
37,670	Anheuser-Busch InBev SA/NV — ADR(b)	4,134,659
	Food & Staples Retailing — 2.98%
29,560	Costco Wholesale Corp.	4,956,916
61,135	CVS Health Corp.	4,799,098
		9,756,014
	Food Products — 0.99%
75,457	Mondelez International Inc. — Class A	3,250,688
	Household Products — 2.20%
28,165	Kimberly-Clark Corp.	3,707,359
38,870	The Procter & Gamble Co.	3,492,469
		7,199,828
	Total Consumer Staples (Cost $20,693,175)	24,341,189
ENERGY — 3.18%
	Energy Equipment & Services — 3.18%
64,015	Baker Hughes, Inc.	3,829,377
116,172	Oceaneering International, Inc.	3,145,938
43,623	Schlumberger Ltd.(b)	3,406,956
	Total Energy (Cost $8,864,201)	10,382,271

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS — 9.79%
	Banks — 3.65%
167,480	Bank of America Corp.	$3,950,853
45,860	JPMorgan Chase & Co.	4,028,342
71,130	Wells Fargo & Co.	3,959,096
		11,938,291
	Capital Markets — 6.14%
61,045	CME Group Inc.	7,252,146
129,170	Intercontinental Exchange, Inc.	7,733,408
38,998	S&P Global, Inc.	5,098,599
		20,084,153
	Total Financials (Cost $22,718,379)	32,022,444
HEALTH CARE — 17.59%
	Biotechnology — 3.73%
17,808	Biogen Idec Inc.(a)	4,869,063
47,910	Gilead Sciences, Inc.	3,254,047
23,435	Shire — ADR(b)	4,083,080
		12,206,190
	Health Care Equipment & Supplies — 9.06%
171,114	Abbott Laboratories	7,599,173
70,172	Align Technology, Inc.(a)	8,049,430
152,834	Baxter International, Inc.	7,925,971
70,615	Danaher Corp.	6,039,701
		29,614,275
	Health Care Providers & Services — 1.60%
59,320	AmerisourceBergen Corp.	5,249,820
	Pharmaceuticals — 3.20%
34,175	Johnson & Johnson	4,256,496
97,486	Merck & Co., Inc.	6,194,261
		10,450,757
	Total Health Care (Cost $39,770,371)	57,521,042
INDUSTRIALS — 10.17%
	Air Freight & Logistics — 2.05%
34,370	FedEx Corp.	6,707,306
	Commercial Services & Supplies — 1.31%
51,678	Stericycle, Inc.(a)	4,283,589
	Industrial Conglomerates — 4.35%
36,847	3M Co.	7,049,936
57,470	Honeywell International, Inc.	7,176,279
		14,226,215
	Professional Services — 1.35%
107,137	Nielsen Holdings PLC	4,425,830
	Road & Rail — 1.11%
34,220	Union Pacific Corp.	3,624,582
	Total Industrials (Cost $23,717,401)	33,267,522

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 24.27%
	Communications Equipment — 0.61%
58,875	Cisco Systems, Inc.	$1,989,975
	Internet Software & Services — 10.55%
10,210	Alphabet, Inc. — Class A(a)	8,656,038
12,166	Alphabet, Inc. — Class C(a)	10,092,427
110,867	Facebook Inc. — Class A(a)	15,748,657
		34,497,122
	IT Services — 2.81%
103,253	Visa Inc. — Class A	9,176,094
	Semiconductors & Semiconductor Equipment — 1.03%
59,026	QUALCOMM, Inc.	3,384,551
	Software — 5.01%
103,560	Microsoft Corp.	6,820,462
112,905	Oracle Corp.	5,036,692
23,570	Red Hat, Inc.(a)	2,038,805
30,190	salesforce.com, inc.(a)	2,490,373
		16,386,332
	Technology Hardware, Storage & Peripherals — 4.26%
96,860	Apple Inc.	13,914,908
	Total Information Technology (Cost $29,242,165)	79,348,982
MATERIALS — 3.14%
	Chemicals — 3.14%
30,155	Ecolab Inc.	3,779,628
54,565	Praxair, Inc.	6,471,409
	Total Materials (Cost $7,178,058)	10,251,037
TELECOMMUNICATION SERVICES — 2.74%
	Diversified Telecommunication Services — 2.74%
130,390	AT&T Inc.	5,417,705
72,395	Verizon Communications, Inc.	3,529,256
	Total Telecommunication Services (Cost $8,745,642)	8,946,961
TOTAL COMMON STOCKS (COST $207,474,713)		318,586,575
REAL ESTATE INVESTMENT TRUST (REIT) — 1.65%
REAL ESTATE — 1.65%
13,464	Equinix Inc.	5,390,582
	Total Real Estate (Cost $2,254,174)	5,390,582
TOTAL REIT (COST $2,254,174)		5,390,582

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 2.18%
INVESTMENT COMPANY — 2.18%
7,129,003	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	$7,129,003
	Total Investment Company	7,129,003
TOTAL SHORT TERM INVESTMENT (COST $7,129,003)		7,129,003
TOTAL INVESTMENTS — 101.27% (COST $216,857,890)		331,106,160
Liabilities in Excess of Other Assets — (1.27)%		(4,161,941)
TOTAL NET ASSETS — 100.00%		$326,944,219

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $11,624,695 (3.56% of net assets) at March 31, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
CONVERTIBLE PREFERRED STOCK — 0.90%
HEALTH CARE — 0.90%
	Pharmaceuticals — 0.90%
2,500	Allergan plc	$2,124,450
	Total Health Care (Cost $2,186,889)	2,124,450
TOTAL CONVERTIBLE PREFERRED STOCK (COST $2,186,889)		2,124,450
COMMON STOCKS — 0.53%
CONSUMER DISCRETIONARY — 0.53%
	Media — 0.53%
24,485	Lions Gate Entertainment Corp. — Class A(a)(d)	650,322
24,485	Lions Gate Entertainment Corp. — Class B(a)(d)	596,944
	Total Consumer Discretionary (Cost $499,984)	1,247,266
TOTAL COMMON STOCKS (COST $499,984)		1,247,266
CONVERTIBLE BONDS — 12.28%
CONSUMER DISCRETIONARY — 4.05%
	Auto Components — 0.39%
	Horizon Global Corp.
$1,000,000	2.750%, 07/01/2022	910,625
	Diversified Consumer Services — 0.55%
	Carriage Services, Inc.
1,000,000	2.750%, 03/15/2021	1,303,750
	Media — 3.11%
	Lions Gate Entertainment Inc.
5,000,000	1.250%, 04/15/2018(b)	5,168,750
	Live Nation Entertainment Inc.
2,000,000	2.500%, 05/15/2019	2,178,750
		7,347,500
	Total Consumer Discretionary (Cost $9,043,550)	9,561,875
ENERGY — 0.74%
	Oil, Gas & Consumable Fuels — 0.74%
	Whiting Petroleum Corp.
2,000,000	1.250%, 04/01/2020	1,752,500
	Total Energy (Cost $1,627,029)	1,752,500
HEALTH CARE — 2.88%
	Health Care Equipment & Supplies — 1.66%
	Accuray, Inc.
1,500,000	3.500%, 02/01/2018	1,634,062
	Insulet Corp.
1,000,000	2.000%, 06/15/2019	1,132,500
	The Spectranetics Corp.
1,000,000	2.625%, 06/01/2034	1,144,375
		3,910,937

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Pharmaceuticals — 1.22%
	Innoviva, Inc.
$500,000	2.125%, 01/15/2023	$474,375
	The Medicines Co.
2,000,000	2.750%, 07/15/2023 (Acquired Various Dates, Cost $2,000,000)(b)(c)	2,420,000
		2,894,375
	Total Health Care (Cost $5,810,258)	6,805,312
INDUSTRIALS — 1.25%
	Machinery — 1.25%
	Chart Industries, Inc.
1,000,000	2.000%, 08/01/2018	992,500
	The Greenbrier Companies, Inc.
1,500,000	3.500%, 04/01/2018	1,945,313
	Total Industrials (Cost $2,407,522)	2,937,813
INFORMATION TECHNOLOGY — 3.36%
	Internet Software & Services — 2.46%
	Blucora, Inc.
2,000,000	4.250%, 04/01/2019	2,015,000
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,401,562
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,374,375
	WebMD Health Corp.
1,000,000	2.500%, 01/31/2018(b)	1,020,000
		5,810,937
	Software — 0.90%
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035(b)	2,123,088
	Total Information Technology (Cost $7,601,221)	7,934,025
TOTAL CONVERTIBLE BONDS (COST $26,489,580)		28,991,525
CORPORATE BONDS — 63.45%
CONSUMER DISCRETIONARY — 16.85%
	Auto Components — 0.43%
	Allison Transmission Holdings, Inc.
1,000,000	5.000%, 10/01/2024 (Acquired Various Dates, Cost $1,000,000)(c)	1,012,500
	Commercial Services — 0.88%
	Cimpress NV
2,000,000	7.000%, 04/01/2022 (Acquired Various Dates, Cost $2,021,250)(b)(c)	2,080,000
	Distributors — 0.53%
	LKQ Corp.
1,250,000	4.750%, 05/15/2023	1,250,000

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	Diversified Consumer Services — 1.07%
	Perry Ellis International, Inc.
$1,510,000	7.875%, 04/01/2019(e)	$1,515,285
	Service Corp International
1,000,000	4.500%, 11/15/2020	1,018,750
		2,534,035
	Hotels, Restaurants & Leisure — 1.51%
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027	2,051,050
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027 (Acquired Various Dates, Cost $1,500,000)(c)	1,500,000
		3,551,050
	Internet & Direct Marketing Retail — 0.57%
	Netflix, Inc.
250,000	5.500%, 02/15/2022	266,875
1,000,000	5.750%, 03/01/2024	1,071,200
		1,338,075
	Leisure Products — 1.49%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,521,487
	Media — 7.10%
	AMC Networks Inc.
1,500,000	5.000%, 04/01/2024	1,503,750
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,025,000
	Gray Television, Inc.
1,500,000	5.875%, 07/15/2026 (Acquired Various Dates, Cost $1,507,487)(b)(c)	1,530,000
	Lions Gate Entertainment Corp.
250,000	5.875%, 11/01/2024 (Acquired Various Dates, Cost $250,000)(b)(c)(d)	260,625
	Live Nation Entertainment Inc.
3,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $3,110,000)(b)(c)	3,239,500
1,000,000	4.875%, 11/01/2024 (Acquired Various Dates, Cost $1,000,000)(c)	1,002,500
	Regal Entertainment Group
2,600,000	5.750%, 06/15/2023	2,710,500
	Sirius XM Radio, Inc.
3,095,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $3,038,655)(b)(c)	3,125,950
250,000	5.375%, 07/15/2026 (Acquired Various Dates, Cost $250,000)(b)(c)	256,250
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023 (Acquired Various Dates, Cost $2,033,547)(b)(c)	2,105,250
		16,759,325
	Specialty Retail — 1.72%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,600,000
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,465,320
		4,065,320
	Textiles, Apparel & Luxury Goods — 1.55%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,666,000
	Total Consumer Discretionary (Cost $36,927,467)	39,777,792

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER STAPLES — 4.65%
	Beverages — 0.13%
	Cott Beverages, Inc.
$300,000	5.375%, 07/01/2022	$307,125
	Food Products — 4.52%
	Darling Ingredients, Inc.
1,100,000	5.375%, 01/15/2022	1,142,625
	Lamb Weston Holdings, Inc.
1,500,000	4.875%, 11/01/2026(b)	1,533,750
	Smithfield Foods, Inc.
2,750,000	7.750%, 07/01/2017	2,784,444
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,055,000
3,000,000	6.000%, 02/15/2024 (Acquired Various Dates, Cost $3,000,000)(b)(c)	3,157,500
		10,673,319
	Total Consumer Staples (Cost $10,638,009)	10,980,444
ENERGY — 4.49%
	Energy Equipment & Services — 0.42%
	Forum Energy Technologies Inc.
1,000,000	6.250%, 10/01/2021	990,000
	Oil, Gas & Consumable Fuels — 4.07%
	Diamondback Energy Inc.
1,000,000	4.750%, 11/01/2024 (Acquired Various Dates, Cost $1,000,000)(b)(c)	1,010,900
	Gulfport Energy Corp.
1,000,000	6.000%, 10/15/2024 (Acquired Various Dates, Cost $1,000,000)(b)(c)	975,000
	Holly Energy Partners, L.P.
500,000	6.000%, 08/01/2024 (Acquired Various Dates, Cost $500,000)(b)(c)	526,250
	Parsley Energy LLC / Parsley Finance Corp.
250,000	6.250%, 06/01/2024 (Acquired Various Dates, Cost $250,000)(b)(c)	266,250
500,000	5.375%, 01/15/2025 (Acquired Various Dates, Cost $500,000)(b)(c)	508,750
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023 (Acquired Various Dates, Cost $1,245,814)(b)(c)(d)	1,338,750
	Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
500,000	5.500%, 06/01/2024	495,000
1,000,000	5.875%, 03/01/2027	990,000
	Tesoro Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,060,000
500,000	6.125%, 10/15/2021	524,375
	WildHorse Resource Development Corp.
2,000,000	6.875%, 02/01/2025 (Acquired Various Dates, Cost $1,984,880)(b)(c)	1,915,000
		9,610,275
	Total Energy (Cost $10,409,376)	10,600,275
FINANCIALS — 4.48%
	Capital Markets — 2.64%
	KCG Holdings, Inc.
4,500,000	6.875%, 03/15/2020 (Acquired Various Dates, Cost $4,396,585)(b)(c)	4,635,000
	MSCI Inc.
1,500,000	5.250%, 11/15/2024 (Acquired Various Dates, Cost $1,500,000)(b)(c)	1,586,250
		6,221,250

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS (Continued)
	Diversified Financial Services — 1.84%
	Cogent Communications Finance Inc.
$3,000,000	5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(b)(c)	$3,067,500
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025 (Acquired Various Dates, Cost $1,249,500)(b)(c)	1,275,375
		4,342,875
	Total Financials (Cost $8,870,336)	10,564,125
HEALTH CARE — 3.70%
	Health Care Equipment & Supplies — 0.43%
	Alere, Inc.
1,000,000	6.500%, 06/15/2020	1,012,500
		1,012,500
	Health Care Providers & Services — 0.90%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,573,650
500,000	6.125%, 02/15/2024	538,125
		2,111,775
	Pharmaceuticals — 2.37%
	Endo Finance LLC
4,500,000	5.750%, 01/15/2022 (Acquired Various Dates, Cost $4,409,962)(b)(c)	4,117,500
	Valeant Pharmaceuticals International, Inc.
583,000	6.750%, 08/15/2018 (Acquired Various Dates, Cost $576,990)(b)(c)	584,822
1,000,000	5.375%, 03/15/2020(b)(d)	898,750
		5,601,072
	Total Health Care (Cost $8,869,460)	8,725,347
INDUSTRIALS — 14.65%
	Aerospace & Defense — 4.24%
	KLX Inc.
2,000,000	5.875%, 12/01/2022 (Acquired Various Dates, Cost $2,000,000)(b)(c)	2,070,000
	LMI Aerospace, Inc.
1,000,000	7.375%, 07/15/2019	1,042,500
	TransDigm, Inc.
2,000,000	5.500%, 10/15/2020	2,012,500
250,000	6.000%, 07/15/2022	253,900
500,000	6.375%, 06/15/2026	501,545
	Triumph Group Inc.
4,000,000	4.875%, 04/01/2021	3,880,000
250,000	5.250%, 06/01/2022	241,250
		10,001,695
	Commercial Services & Supplies — 2.57%
	Covanta Holding Corp.
1,000,000	7.250%, 12/01/2020	1,024,170
250,000	5.875%, 03/01/2024	254,375
500,000	5.875%, 07/01/2025	502,187
	LSC Communications, Inc.
1,000,000	8.750%, 10/15/2023 (Acquired Various Dates, Cost $1,030,000)(b)(c)	1,030,000
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,035,000

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Quad Graphics, Inc.
$2,200,000	7.000%, 05/01/2022	$2,211,000
		6,056,732
	Construction & Engineering — 1.91%
	Tutor Perini Corp.
4,500,000	7.625%, 11/01/2018	4,508,438
	Electrical Equipment — 1.65%
	General Cable Corp.
1,000,000	5.750%, 10/01/2022	981,180
	Monitronics International Inc.
3,000,000	9.125%, 04/01/2020	2,915,640
		3,896,820
	Professional Services — 2.52%
	CEB, Inc.
2,000,000	5.625%, 06/15/2023(b)(e)	2,177,500
	FTI Consulting, Inc.
3,625,000	6.000%, 11/15/2022	3,765,469
		5,942,969
	Trading Companies & Distributors — 1.76%
	Fly Leasing Ltd.
2,000,000	6.750%, 12/15/2020	2,102,500
2,000,000	6.375%, 10/15/2021	2,065,000
		4,167,500
	Total Industrials (Cost $34,031,248)	34,574,154
INFORMATION TECHNOLOGY — 9.97%
	Diversified Telecommunication Services — 0.96%
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,200,000	5.250%, 03/15/2021	2,261,875
	Electronic Equipment, Instruments & Components — 0.88%
	Anixter Inc.
500,000	5.625%, 05/01/2019	526,250
500,000	5.125%, 10/01/2021	523,750
	Cardtronics plc
1,000,000	5.500%, 05/01/2025 (Acquired Various Dates, Cost $1,000,000)(c)	1,013,750
		2,063,750
	Internet Software & Services — 3.04%
	Bankrate Inc.
6,000,000	6.125%, 08/15/2018(b)(e)	6,045,000
	j2 Global, Inc.
1,100,000	8.000%, 08/01/2020(e)	1,137,812
		7,182,812
	IT Services — 2.14%
	NeuStar, Inc.
3,000,000	4.500%, 01/15/2023	3,093,750
	ServiceSource International Inc.
2,000,000	1.500%, 08/01/2018	1,950,000
		5,043,750

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Semiconductors & Semiconductor Equipment — 0.64%
	National Semiconductor Corp.
$1,500,000	6.600%, 06/15/2017	$1,516,008
	Software — 2.31%
	ACI Worldwide, Inc.
1,250,000	6.375%, 08/15/2020(b)(e)	1,284,375
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024 (Acquired Various Dates, Cost $3,000,000)(b)(c)	3,112,500
	SS&C Technologies Holdings, Inc.
1,000,000	5.875%, 07/15/2023	1,063,120
		5,459,995
	Total Information Technology (Cost $22,730,185)	23,528,190
MATERIALS — 1.92%
	Chemicals — 1.92%
	A. Schulman, Inc.
2,000,000	6.875%, 06/01/2023	2,085,000
	GCP Applied Technologies Inc.
1,250,000	9.500%, 02/01/2023 (Acquired Various Dates, Cost $1,299,217)(b)(c)	1,421,875
	Kraton Polymers LLC / Kraton Polymers Capital Corp.
1,000,000	7.000%, 04/15/2025 (Acquired Various Dates, Cost $1,000,000)(b)(c)	1,018,750
	Total Materials (Cost $4,234,017)	4,525,625
TELECOMMUNICATION SERVICES — 2.74%
	Broadcast Media — 1.10%
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,995,000)(b)(c)	2,090,000
	Nexstar Escrow Corp.
500,000	5.625%, 08/01/2024 (Acquired Various Dates, Cost $500,000)(b)(c)	508,750
		2,598,750
	Diversified Telecommunication Services — 1.64%
	Consolidated Communications Inc.
4,000,000	6.500%, 10/01/2022	3,860,000
	Total Telecommunication Services (Cost $6,270,793)	6,458,750
TOTAL CORPORATE BONDS (COST $144,230,391)		149,734,702
BANK LOANS — 12.31%
	Aerospace & Defense — 2.12%
4,987,500	DigitalGlobe Inc. — Term Loan B (Acquired Various Dates, Cost $4,975,031)(c)	5,013,236
	Building Products — 0.42%
997,500	Builders FirstSource, Inc. — Term Loan B (Acquired Various Dates, Cost $998,730)(c)	998,622
	Chemicals — 1.18%
779,930	Kraton Polymers LLC — Term Loan B (Acquired Various Dates, Cost $748,502)(c)	788,540
1,985,025	Nexeo Solutions, Inc. — Term Loan B (Acquired Various Dates, Cost $1,991,055)(c)	2,006,364
		2,794,904
	Diversified Telecommunicaiton Services — 0.69%
1,590,000	Diebold Nixdorf, Inc. — Term Loan B(e)	1,617,324

SHARES OR FACE AMOUNT		FAIR VALUE*
	Food Products — 1.03%
$2,486,253	Amplify Snack Brands, Inc.(e)	$2,420,218
	Health Care Equipment & Supplies — 0.74%
1,720,035	Catalent, Inc.(e)	1,741,897
	Hotels, Restaurants & Leisure — 0.85%
1,994,987	Planet Fitness Holdings, LLC — Term Loan B (Acquired Various Dates, Cost $2,012,397)(c)	2,009,950
	Machinery — 0.18%
423,077	Welbilt, Inc. (Acquired Various Dates, Cost $415,659)(c)	428,190
	Media — 0.04%
100,000	CBS Radio Inc. — Term Loan B (Acquired Various Dates, Cost $100,000)(c)	100,688
	Pharmaceuticals — 4.21%
5,915,783	Akorn, Inc. — Term Loan B (Acquired Various Dates, Cost $5,835,043)(c)	5,989,730
3,917,577	Valeant Pharmaceuticals International, Inc. (Acquired Various Dates, Cost $3,906,459)(c)	3,933,012
		9,922,742
	Trading Companies & Distributors — 0.85%
1,980,050	SiteOne Landscape Supply, Inc. — Term Loan B (Acquired Various Dates, Cost $1,992,207)(c)	2,002,335
TOTAL BANK LOANS (COST $28,750,136)		29,050,106
SHORT TERM INVESTMENTS — 9.54%
INVESTMENT COMPANY — 9.54%
20,621,979	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(f)	20,621,979
1,904,576	The STIT-Treasury Portfolio — 0.01%(f)	1,904,576
	Total Investment Company	22,526,555
TOTAL SHORT TERM INVESTMENTS (COST $22,526,555)		22,526,555
TOTAL INVESTMENTS — 99.01% (COST $224,683,535)		233,674,604
Other Assets in Excess of Liabilities — 0.99%		2,331,577
TOTAL NET ASSETS — 100.00%		$236,006,181

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  These securities are deemed illiquid. The total value of these securities amounted to $5,168,750 (2.19% of net assets) at March 31, 2017.

  (c)  Restricted security deemed liquid. The total value of these securities amounted to $79,033,714 (33.49% of net assets) at March 31, 2017.

  (d)  Foreign Issued Securities. The total value of these securities amounted to $3,745,391 (1.59% of net assets) at March 31, 2017.

  (e)  144A Securities. The total value of these securities amounted to $17,939,411 (7.60% of net assets) at March 31, 2017.

  (f)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 93.30%
BELGIUM — 1.03%
	Beverages — 1.03%
19,000	Anheuser-Busch InBev SA/NV	$2,085,707
	Total Belgium (Cost $1,902,411)	2,085,707
BRAZIL — 0.82%
	Beverages — 0.82%
288,400	Ambev SA — ADR	1,661,184
	Total Brazil (Cost $1,538,935)	1,661,184
CANADA — 1.53%
	Road & Rail — 1.53%
42,000	Canadian National Railway Co.	3,105,060
	Total Canada (Cost $2,765,770)	3,105,060
FINLAND — 0.41%
	Leisure Products — 0.41%
37,000	Amer Sports Corp.	836,011
	Total Finland (Cost $1,022,776)	836,011
FRANCE — 15.54%
	Beverages — 1.25%
21,500	Pernod Ricard SA	2,543,632
	Chemicals — 1.06%
18,820	Air Liquide SA	2,150,272
	Electrical Equipment — 1.01%
28,000	Schneider Electric SE	2,050,012
	Food Products — 1.67%
27,503	Naturex(a)(b)	2,417,053
14,280	Vilmorin & Cie S.A.	983,656
		3,400,709
	Health Care Equipment & Supplies — 0.14%
4,341	Sartorius Stedim Biotech	292,447
	Hotels, Restaurants & Leisure — 1.60%
78,000	Accor SA	3,249,376
	Internet Software & Services — 1.05%
42,800	Criteo SA — ADR(a)	2,139,572
	Life Sciences Tools & Services — 0.69%
3,200	Eurofins Scientific SE	1,392,306
	Media — 1.53%
44,500	Publicis Groupe SA	3,109,939
	Software — 1.70%
40,000	Dassault Systemes SE	3,462,417
	Textiles, Apparel & Luxury Goods — 3.84%
17,000	Kering	4,396,990
15,500	LVMH Moet Hennessy Louis Vuitton SE	3,403,822
		7,800,812
	Total France (Cost $27,836,987)	31,591,494

SHARES OR FACE AMOUNT		FAIR VALUE*
GERMANY — 26.25%
	Chemicals — 3.80%
24,000	Linde A.G.	$3,996,671
56,000	Symrise AG	3,724,253
		7,720,924
	Construction Materials — 1.91%
41,500	HeidelbergCement AG	3,885,340
	Electronic Equipment, Instruments & Components — 1.75%
143,711	Jenoptik AG	3,562,956
1,000	PA Power Automation AG(a)	1,760
		3,564,716
	Health Care Equipment & Supplies — 1.46%
69,525	Carl Zeiss Meditec AG	2,965,297
	Health Care Providers & Services — 2.88%
73,000	Fresenius SE & Co. KGaA	5,866,447
	Household Products — 1.96%
35,900	Henkel AG & Co. KGaA	3,988,761
	Industrial Conglomerates — 2.00%
29,700	Siemens A.G. — ADR	4,068,233
	Insurance — 0.93%
9,700	Muenchener Rueckversicherungs-Gesellschaft AG.	1,897,821
	IT Services — 1.96%
72,000	Wirecard AG	3,986,430
	Machinery — 0.09%
3,000	Aumann AG(a)	173,462
	Media — 0.19%
10,000	CTS Eventim AG & Co. KGaA	387,036
	Pharmaceuticals — 2.10%
9,000	Bayer AG — ADR	1,037,880
28,000	Bayer AG	3,227,507
		4,265,387
	Software — 2.86%
59,300	SAP SE — ADR	5,821,481
	Textiles, Apparel & Luxury Goods — 1.80%
19,200	adidas AG	3,652,052
	Trading Companies & Distributors — 0.55%
20,000	Brenntag AG	1,121,210
	Total Germany (Cost $38,368,972)	53,364,597
HONG KONG — 3.96%
	Industrial Conglomerates — 3.33%
300,000	Beijing Enterprise Holdings Ltd.	1,551,824
44,184	Jardine Matheson Holding Ltd.	2,838,822
56,695	Jardine Strategic Holdings Ltd.	2,381,190
		6,771,836
	Specialty Retail — 0.63%
630,750	L'Occitane International SA	1,283,982
	Total Hong Kong (Cost $6,969,225)	8,055,818

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INDIA — 1.45%
	Banks — 1.45%
343,800	ICICI Bank Ltd. — ADR	$2,956,680
	Total India (Cost $3,620,595)	2,956,680
IRELAND — 1.88%
	Pharmaceuticals — 1.88%
16,000	Allergan plc	3,822,720
	Total Ireland (Cost $2,679,874)	3,822,720
ITALY — 2.87%
	Beverages — 2.11%
370,000	Davide Campari-Milano SpA	4,290,576
	Internet & Direct Marketing Retail — 0.76%
65,000	Yoox Net-A-Porter Group SpA(a)	1,547,718
	Total Italy (Cost $4,499,139)	5,838,294
JAPAN — 6.26%
	Beverages — 0.59%
32,000	Asahi Group Holdings Ltd.	1,209,521
	Electronic Equipment, Instruments & Components — 3.37%
25,000	Murata Manufacturing Co., Ltd.	3,555,870
75,000	Omron Corp.	3,290,892
		6,846,762
	Internet & Direct Marketing Retail — 0.88%
81,000	START TODAY Co., LTD.	1,791,997
	Machinery — 1.41%
14,000	FANUC Corp.	2,869,667
	Total Japan (Cost $9,595,045)	12,717,947
MEXICO — 0.44%
	Beverages — 0.44%
500,000	Becle, S.A.B. de C.V.(a)	886,378
	Total Mexico (Cost $834,141)	886,378
NETHERLANDS — 5.83%
	Internet Software & Services — 0.67%
104,810	Trivago N.V. — ADR(a)	1,365,674
	IT Services — 2.09%
107,499	InterXion Holding NV(a)	4,252,661
	Personal Products — 1.58%
64,700	Unilever N.V. — NY Shares — ADR	3,214,296
	Semiconductors & Semiconductor Equipment — 1.49%
22,741	ASML Holding NV — NY Shares — ADR	3,020,005
	Total Netherlands (Cost $7,351,132)	11,852,636
NORWAY — 1.49%
	Commercial Services & Supplies — 1.03%
192,000	Tomra Systems ASA	2,101,978

SHARES OR FACE AMOUNT		FAIR VALUE*
NORWAY (Continued)
	Diversified Telecommunication Services — 0.46%
56,000	Telenor ASA	$932,007
	Total Norway (Cost $2,699,747)	3,033,985
REPUBLIC OF KOREA — 0.72%
	Semiconductors & Semiconductor Equipment — 0.72%
800	Samsung Electronic Co., Ltd.	1,473,665
	Total Republic of Korea (Cost $894,090)	1,473,665
SINGAPORE — 2.35%
	Semiconductors & Semiconductor Equipment — 2.34%
21,770	Broadcom Ltd.	4,766,759
	Total Singapore (Cost $736,033)	4,766,759
SPAIN — 0.96%
	Specialty Retail — 0.96%
55,500	Industria de Diseno Textil, S.A.	1,956,218
	Total Spain (Cost $994,637)	1,956,218
SWITZERLAND — 7.38%
	Building Products — 0.19%
500	dormakaba Holding AG	397,844
	Capital Markets — 1.31%
53,337	Julius Baer Group Ltd.	2,662,457
	Construction Materials — 1.41%
48,500	LafargeHolcim Ltd.	2,866,470
	Insurance — 1.55%
35,000	Swiss Re AG	3,143,064
	Pharmaceuticals — 1.67%
50,000	Roche Holding AG — ADR	1,601,500
7,000	Roche Holding AG	1,787,650
		3,389,150
	Specialty Retail — 1.25%
16,700	Dufry AG(a)	2,544,222
	Total Switzerland (Cost $14,645,846)	15,003,207
TAIWAN, PROVINCE OF CHINA — 2.61%
	Semiconductors & Semiconductor Equipment — 2.61%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	5,296,468
	Total Taiwan, Province of China (Cost $2,178,768)	5,296,468
UNITED KINGDOM — 9.52%
	Beverages — 1.38%
24,300	Diageo PLC — ADR	2,808,594
	Health Care Equipment & Supplies — 1.22%
80,100	Smith & Nephew plc — ADR	2,477,493
	Hotels, Restaurants & Leisure — 2.59%
66,076	InterContinental Hotels Group PLC	3,235,294
40,800	Whitbread PLC	2,023,259
		5,258,553

Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
UNITED KINGDOM (Continued)
	Insurance — 1.87%
32,000	Aon PLC	$3,798,080
	Media — 1.56%
90,600	Liberty Global PLC — Series C(a)	3,174,624
	Textiles, Apparel & Luxury Goods — 0.90%
85,000	Burberry Group PLC	1,835,996
	Total United Kingdom (Cost $17,505,631)	19,353,340
TOTAL COMMON STOCKS (COST $148,639,754)		189,658,168
SHORT TERM INVESTMENT — 6.38%
INVESTMENT COMPANY — 6.38%
12,972,330	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	12,972,330
	Total Investment Company	12,972,330
TOTAL SHORT TERM INVESTMENT (COST $12,972,330)		12,972,330
TOTAL INVESTMENTS — 99.68% (COST $161,612,084)		202,630,498
Other Assets in Excess of Liabilities — 0.32%		645,808
TOTAL NET ASSETS — 100.00%		$203,276,306

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  A portion of this security is deemed illiquid. The total value of this security amounted to $567,902 (0.28% of net assets) at March 31, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of March 31, 2017, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Banks	$2,956,680	1.45%
Beverages	15,485,592	7.62%
Building Products	397,844	0.20%
Capital Markets	2,662,457	1.31%
Chemicals	9,871,196	4.86%
Commercial Services & Supplies	2,101,978	1.03%
Construction Materials	6,751,810	3.32%
Diversified Telecommunication Services	932,007	0.46%
Electrical Equipment	2,050,012	1.01%
Electronic Equipment, Instruments & Components	10,411,478	5.12%
Food Products	3,400,709	1.67%
Health Care Equipment & Supplies	5,735,237	2.82%
Health Care Providers & Services	5,866,447	2.89%
Hotels, Restaurants & Leisure	8,507,929	4.19%
Household Products	3,988,761	1.96%
Industrial Conglomerates	10,840,069	5.33%
Insurance	8,838,965	4.35%
Internet & Direct Marketing Retail	3,339,715	1.64%
Internet Software & Services	3,505,246	1.72%
IT Services	8,239,091	4.05%
Leisure Products	836,011	0.41%
Life Sciences Tools & Services	1,392,306	0.68%
Machinery	3,043,129	1.50%
Media	6,671,600	3.28%
Personal Products	3,214,296	1.58%
Pharmaceuticals	11,477,257	5.65%
Road & Rail	3,105,060	1.53%
Semiconductors & Semiconductor Equipment	14,556,897	7.16%
Software	9,283,898	4.57%
Specialty Retail	5,784,422	2.84%
Textiles, Apparel & Luxury Goods	13,288,859	6.54%
Trading Companies & Distributors	1,121,210	0.55%
Total Common Stocks	189,658,168	93.30%
Short Term Investment
Investment Company	12,972,330	6.38%
Total Short Term Investment	12,972,330	6.38%
Total Investments	202,630,498	99.68%
Other Assets in Excess of Liabilities	645,808	0.32%
TOTAL NET ASSETS	$203,276,306	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 92.42%
CONSUMER DISCRETIONARY — 18.16%
	Hotels, Restaurants & Leisure — 3.41%
2,325	Chipotle Mexican Grill, Inc.(a)	$1,035,834
9,955	Marriott International, Inc. — Class A	937,562
		1,973,396
	Internet & Direct Marketing Retail — 5.64%
2,425	Amazon.com, Inc.(a)	2,149,860
625	The Priceline Group Inc.(a)	1,112,481
		3,262,341
	Media — 0.99%
1,759	Charter Communications, Inc. — Class A(a)	575,756
	Multiline Retail — 1.35%
11,200	Dollar General Corp.	780,976
	Specialty Retail — 3.91%
14,700	Lowe's Companies, Inc.	1,208,487
13,300	The TJX Companies, Inc.	1,051,764
		2,260,251
	Textiles, Apparel & Luxury Goods — 2.86%
15,500	Luxottica Group S.p.A. — ADR(b)	853,275
43,900	Under Armour, Inc. — Class C(a)	803,370
		1,656,645
	Total Consumer Discretionary (Cost $7,114,327)	10,509,365
CONSUMER STAPLES — 6.13%
	Food & Staples Retailing — 4.17%
7,800	Costco Wholesale Corp.	1,307,982
14,100	CVS Health Corp.	1,106,850
		2,414,832
	Personal Products — 1.96%
13,400	The Estee Lauder Companies Inc. — Class A	1,136,186
	Total Consumer Staples (Cost $2,930,636)	3,551,018
ENERGY — 2.91%
	Energy Equipment & Services — 2.91%
21,579	Schlumberger Ltd.(b)	1,685,320
	Total Energy (Cost $1,382,078)	1,685,320
FINANCIALS — 8.33%
	Capital Markets — 8.33%
11,900	CME Group Inc.	1,413,720
22,875	Intercontinental Exchange, Inc.	1,369,526
8,800	S&P Global, Inc.	1,150,512
13,000	T. Rowe Price Group Inc.	885,950
	Total Financials (Cost $3,468,825)	4,819,708
HEALTH CARE — 17.08%
	Biotechnology — 4.50%
3,750	Biogen Idec Inc.(a)	1,025,325
4,900	Shire — ADR(b)	853,727
6,600	Vertex Pharmaceuticals Inc.(a)	721,710
		2,600,762

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 5.22%
11,300	Danaher Corp.	$966,489
15,900	Dentsply Sirona Inc.	992,796
13,200	Medtronic, PLC(b)	1,063,392
		3,022,677
	Health Care Technology — 2.25%
11,550	athenahealth Inc.(a)	1,301,569
	Pharmaceuticals — 5.11%
64,200	Roche Holding AG — ADR(b)	2,056,326
16,900	Zoetis Inc.	901,953
		2,958,279
	Total Health Care (Cost $9,524,725)	9,883,287
INDUSTRIALS — 9.10%
	Air Freight & Logistics — 1.90%
10,250	United Parcel Service, Inc. — Class B	1,099,825
	Commercial Services & Supplies — 3.39%
14,000	Stericycle, Inc.(a)	1,160,460
11,000	Waste Management, Inc.	802,120
		1,962,580
	Industrial Conglomerates — 2.09%
9,700	Honeywell International, Inc.	1,211,239
	Road & Rail — 1.72%
11,600	Kansas City Southern	994,816
	Total Industrials (Cost $4,698,295)	5,268,460
INFORMATION TECHNOLOGY — 28.13%
	Electronic Equipment, Instruments & Components — 1.07%
19,300	Trimble Inc.(a)	617,793
	Internet Software & Services — 7.09%
2,245	Alphabet, Inc. — Class A(a)	1,903,311
1,148	Alphabet, Inc. — Class C(a)	952,335
8,800	Facebook, Inc. — Class A(a)	1,250,040
		4,105,686
	IT Services — 4.59%
4,750	Alliance Data Systems Corp.	1,182,750
16,600	Visa Inc. — Class A	1,475,242
		2,657,992
	Semiconductors & Semiconductor Equipment — 3.46%
33,800	Intel Corp.	1,219,166
13,715	QUALCOMM, Inc.	786,418
		2,005,584
	Software — 8.17%
40,100	Microsoft Corp.	2,640,986
27,940	Oracle Corp.	1,246,403
9,700	Red Hat, Inc.(a)	839,050
		4,726,439

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Technology Hardware, Storage & Peripherals — 3.75%
15,095	Apple Inc.	$2,168,548
	Total Information Technology (Cost $10,574,809)	16,282,042
MATERIALS — 2.58%
	Chemicals — 2.58%
12,600	Praxair, Inc.	1,494,360
	Total Materials (Cost $1,437,618)	1,494,360
TOTAL COMMON STOCKS (COST $41,131,313)		53,493,560
REAL ESTATE INVESTMENT TRUST (REIT) — 2.22%
REAL ESTATE — 2.22%
3,211	Equinix Inc.	1,285,588
	Total Real Estate (Cost $539,541)	1,285,588
TOTAL REIT (COST $539,541)		1,285,588
SHORT TERM INVESTMENT — 6.21%
INVESTMENT COMPANY — 6.21%
3,596,018	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	3,596,018
	Total Investment Company	3,596,018
TOTAL SHORT TERM INVESTMENT (COST $3,596,018)		3,596,018
TOTAL INVESTMENTS — 100.85% (COST $45,266,872)		58,375,166
Liabilities in Excess of Other Assets — (0.85)%		(494,562)
TOTAL NET ASSETS — 100.00%		$57,880,604

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $6,512,040 (11.25% of net assets) at March 31, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 86.83%
CONSUMER DISCRETIONARY — 18.31%
	Auto Components — 0.61%
57,550	BorgWarner, Inc.	$2,405,014
	Distributors — 1.19%
160,815	LKQ Corp.(a)	4,707,055
	Hotels, Restaurants & Leisure — 1.05%
9,330	Chipotle Mexican Grill, Inc.(a)	4,156,702
	Household Durables — 1.27%
21,890	Mohawk Industries, Inc.(a)	5,023,536
	Internet & Direct Marketing Retail — 1.13%
35,237	Expedia, Inc.	4,445,852
	Internet Software & Services — 0.95%
317,590	Pandora Media Inc.(a)	3,750,738
	Leisure Products — 1.12%
52,780	Polaris Industries Inc.	4,422,964
	Media — 3.08%
113,015	AMC Networks, Inc. — Class A(a)	6,631,720
102,943	Lions Gate Entertainment Corp. — Class A(a)(b)	2,734,153
115,513	Lions Gate Entertainment Corp. — Class B(a)(b)	2,816,195
		12,182,068
	Multiline Retail — 1.40%
70,660	Dollar Tree, Inc.(a)	5,543,984
	Specialty Retail — 4.56%
42,655	Advance Auto Parts, Inc.	6,324,030
6,965	O'Reilly Automotive, Inc.(a)	1,879,435
76,575	Tractor Supply Co.	5,281,378
84,840	Williams-Sonoma, Inc.	4,549,121
		18,033,964
	Textiles, Apparel & Luxury Goods — 1.95%
160,330	Hanesbrands, Inc.	3,328,451
18,345	Ralph Lauren Corp.	1,497,319
158,130	Under Armour, Inc. — Class C(a)	2,893,779
		7,719,549
	Total Consumer Discretionary (Cost $67,809,660)	72,391,426
CONSUMER STAPLES — 8.38%
	Beverages — 0.89%
21,585	Constellation Brands, Inc. — Class A	3,498,281
	Food & Staples Retailing — 1.39%
185,055	Whole Foods Market, Inc.	5,499,835
	Food Products — 5.41%
123,255	The Hain Celestial Group, Inc.(a)	4,585,086
49,195	Ingredion, Inc.	5,924,554
37,355	Kellogg Co.	2,712,346
145,345	The WhiteWave Foods Co.(a)	8,161,122
		21,383,108
	Personal Products — 0.69%
95,370	e.l.f. Beauty, Inc.(a)	2,746,656
	Total Consumer Staples (Cost $27,077,152)	33,127,880

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY — 2.87%
	Energy Equipment & Services — 2.15%
158,320	Forum Energy Technologies Inc.(a)	$3,277,224
160,375	TechnipFMC plc(a)	5,212,187
		8,489,411
	Oil, Gas & Consumable Fuels — 0.72%
219,790	Jagged Peak Energy Inc.(a)	2,866,062
	Total Energy (Cost $11,553,242)	11,355,473
FINANCIALS — 11.61%
	Capital Markets — 11.61%
52,310	CME Group Inc.	6,214,428
90,205	Financial Engines Inc.	3,928,428
18,685	MarketAxess Holdings, Inc.	3,503,251
49,110	Moody's Corp.	5,502,284
73,355	MSCI, Inc.	7,129,372
72,625	Northern Trust Corp.	6,287,872
102,840	Oaktree Capital Group LLC	4,658,652
98,715	SEI Investments Co.	4,979,185
54,410	T. Rowe Price Group Inc.	3,708,042
	Total Financials (Cost $27,729,520)	45,911,514
HEALTH CARE — 12.20%
	Health Care Equipment & Supplies — 2.53%
20,185	Align Technology, Inc.(a)	2,315,422
77,025	Dentsply Sirona Inc.	4,809,441
30,780	Nevro Corp.(a)	2,884,086
		10,008,949
	Health Care Providers & Services — 2.17%
79,815	AmerisourceBergen Corp.	7,063,628
35,685	HealthEquity, Inc.(a)	1,514,828
		8,578,456
	Health Care Technology — 1.35%
90,825	Cerner Corp.(a)	5,345,051
	Life Sciences Tools & Services — 2.85%
62,890	Bio-Techne Corp.	6,392,768
28,490	Illumina, Inc.(a)	4,861,534
		11,254,302
	Pharmaceuticals — 3.30%
193,595	Akorn, Inc.(a)	4,661,767
25,030	Perrigo Co. PLC(b)	1,661,742
125,905	Zoetis Inc	6,719,550
		13,043,059
	Total Health Care (Cost $41,034,106)	48,229,817
INDUSTRIALS — 14.73%
	Building Products — 1.89%
112,565	Masco Corp.	3,826,085
52,570	Trex Co., Inc.(a)	3,647,832
		7,473,917

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Commercial Services & Supplies — 1.68%
80,300	Stericycle, Inc.(a)	$6,656,067
	Electrical Equipment — 2.29%
23,062	Acuity Brands, Inc.	4,704,648
80,150	AMETEK, Inc.	4,334,512
		9,039,160
	Machinery — 1.55%
17,395	Nordson Corp.	2,136,802
79,580	Xylem, Inc.	3,996,507
		6,133,309
	Professional Services — 3.69%
176,930	Nielsen Holdings PLC	7,308,979
89,830	Verisk Analytics, Inc(a)	7,288,806
		14,597,785
	Road & Rail — 1.83%
84,470	Kansas City Southern	7,244,147
	Trading Companies & Distributors — 1.80%
61,620	Fastenal Co.	3,173,430
95,880	HD Supply Holdings, Inc.(a)	3,943,065
		7,116,495
	Total Industrials (Cost $50,106,018)	58,260,880
INFORMATION TECHNOLOGY — 14.25%
	Communications Equipment — 1.09%
30,425	F5 Networks, Inc.(a)	4,337,692
	Electronic Equipment, Instruments & Components — 1.41%
29,535	Cognex Corp.	2,479,463
94,780	National Instruments Corp.	3,086,037
		5,565,500
	Internet Software & Services — 1.98%
41,175	Akamai Technologies, Inc.(a)	2,458,148
24,520	CoStar Group, Inc.(a)	5,081,034
11,870	MuleSoft, Inc. — Class A(a)	288,797
		7,827,979
	IT Services — 2.61%
8,505	Alliance Data Systems Corp.	2,117,745
77,880	Fidelity National Information Services, Inc.	6,200,805
64,030	Teradata Corp.(a)	1,992,614
		10,311,164
	Semiconductors & Semiconductor Equipment — 1.71%
36,420	Analog Devices, Inc.	2,984,619
39,610	KLA-Tencor Corp.	3,765,723
		6,750,342
	Software — 5.45%
20,745	ANSYS, Inc.(a)	2,217,018
71,510	Aspen Technology, Inc.(a)	4,213,369
17,615	CommVault Systems, Inc.(a)	894,842
57,695	Electronic Arts Inc.(a)	5,164,856

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
130,355	RealPage, Inc.(a)	$4,549,390
52,220	Red Hat, Inc.(a)	4,517,030
		21,556,505
	Total Information Technology (Cost $41,152,297)	56,349,182
MATERIALS — 4.48%
	Chemicals — 3.78%
49,725	Air Products & Chemicals, Inc.	6,727,295
118,245	FMC Corp.	8,228,670
		14,955,965
	Construction Materials — 0.70%
112,125	Summit Materials, Inc. — Class A(a)	2,770,608
	Total Materials (Cost $12,824,943)	17,726,573
TOTAL COMMON STOCKS (COST $279,286,938)		343,352,745
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.03%
REAL ESTATE — 5.03%
227,145	CoreCivic, Inc.	7,136,896
59,665	Crown Castle International Corp.	5,635,359
17,819	Equinix Inc.	7,134,193
	Total Real Estate (Cost $14,839,440)	19,906,448
TOTAL REITS (COST $14,839,440)		19,906,448
SHORT TERM INVESTMENTS — 12.44%
INVESTMENT COMPANY — 12.44%
39,341,400	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	39,341,400
9,824,818	The STIT-Treasury Portfolio — 0.01%(c)	9,824,818
	Total Investment Company	49,166,218
TOTAL SHORT TERM INVESTMENTS (COST $49,166,218)		49,166,218
TOTAL INVESTMENTS — 104.30% (COST $343,292,596)		412,425,411
Liabilities in Excess of Other Assets — (4.30)%		(17,012,718)
TOTAL NET ASSETS — 100.00%		$395,412,693

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $7,212,090 (1.82% of net assets) at March 31, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 94.07%
CONSUMER DISCRETIONARY — 15.12%
	Auto Components — 2.02%
79,755	Dorman Products, Inc.(a)	$6,550,278
157,285	Motorcar Parts of America, Inc.(a)	4,833,368
		11,383,646
	Hotels, Restaurants & Leisure — 2.96%
34,970	Buffalo Wild Wings Inc.(a)	5,341,668
185,155	Dave & Buster's Entertainment, Inc.(a)	11,311,119
		16,652,787
	Household Durables — 1.39%
148,380	Installed Building Products Inc(a)	7,827,045
	Internet Software & Services — 0.88%
419,165	Pandora Media Inc.(a)	4,950,339
	Media — 1.75%
289,135	IMAX Corp.(a)(c)	9,830,590
	Specialty Retail — 4.46%
464,780	At Home Group Inc.(a)	7,046,065
239,765	Five Below, Inc.(a)	10,384,222
147,700	Monro Muffler Brake, Inc.	7,695,170
		25,125,457
	Textiles, Apparel & Luxury Goods — 1.66%
51,477	Oxford Industries, Inc.	2,947,573
166,635	Steven Madden, Ltd.(a)	6,423,779
		9,371,352
	Total Consumer Discretionary (Cost $68,136,960)	85,141,216
CONSUMER STAPLES — 4.70%
	Beverages — 1.23%
127,640	MGP Ingredients, Inc.	6,921,917
	Food Products — 2.39%
157,820	The Hain Celestial Group, Inc.(a)	5,870,904
189,110	Snyder's-Lance, Inc.	7,623,024
		13,493,928
	Personal Products — 1.08%
210,865	e.l.f. Beauty, Inc.(a)	6,072,912
	Total Consumer Staples (Cost $22,836,202)	26,488,757
ENERGY — 1.82%
	Energy Equipment & Services — 1.82%
331,140	Forum Energy Technologies Inc.(a)	6,854,598
196,850	Hi-Crush Partners LP(a)	3,415,348
	Total Energy (Cost $9,007,437)	10,269,946
FINANCIALS — 3.61%
	Capital Markets — 3.61%
214,483	Financial Engines Inc.	9,340,734
152,040	Hamilton Lane Inc. — Class A(a)	2,838,587
43,326	MarketAxess Holdings, Inc.	8,123,192
	Total Financials (Cost $6,857,952)	20,302,513

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 19.54%
	Biotechnology — 3.34%
423,055	Exact Sciences Corp.(a)	$9,992,559
56,470	Ligand Pharmaceuticals Inc.(a)	5,976,785
320,725	Natera, Inc.(a)	2,844,831
		18,814,175
	Health Care Equipment & Supplies — 3.13%
155,138	Nevro Corp.(a)	14,536,430
287,385	Obalon Therapeutics, Inc.(a)(b)	3,072,146
		17,608,576
	Health Care Providers & Services — 2.08%
275,628	HealthEquity, Inc.(a)	11,700,409
	Health Care Technology — 2.00%
144,155	Medidata Solutions, Inc.(a)	8,316,302
72,880	Omnicell, Inc.(a)	2,962,572
		11,278,874
	Life Sciences Tools & Services — 3.69%
112,585	Bio-Techne Corp.	11,444,265
40,310	Cambrex Corp.(a)	2,219,065
155,075	INC Research Holdings Inc. — Class A(a)	7,110,189
		20,773,519
	Pharmaceuticals — 5.30%
323,780	Akorn, Inc.(a)	7,796,622
376,565	Catalent, Inc.(a)	10,664,321
362,570	Supernus Pharmaceuticals Inc.(a)	11,348,441
		29,809,384
	Total Health Care (Cost $72,679,292)	109,984,937
INDUSTRIALS — 9.30%
	Aerospace & Defense — 1.36%
140,390	Hexcel Corp.	7,658,274
	Building Products — 1.92%
58,665	Masonite International Corp.(a)(c)	4,649,202
88,975	Trex Co., Inc.(a)	6,173,975
		10,823,177
	Construction & Engineering — 1.51%
212,265	MasTec, Inc.(a)	8,501,213
	Electrical Equipment — 1.59%
239,425	Generac Holdings, Inc.(a)	8,925,764
	Professional Services — 2.92%
145,490	Korn/Ferry International	4,581,480
163,960	WageWorks, Inc.(a)	11,854,308
		16,435,788
	Total Industrials (Cost $34,675,241)	52,344,216

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 31.04%
	Electronic Equipment, Instruments & Components — 3.96%
101,990	Cognex Corp.	$8,562,060
30,290	Coherent, Inc.(a)	6,228,836
87,425	Universal Display Corp.	7,527,293
		22,318,189
	Internet Software & Services — 8.68%
176,255	Alteryx, Inc. — Class A(a)	2,754,866
47,365	CoStar Group, Inc.(a)	9,814,975
519,915	Five9, Inc.(a)	8,557,801
153,775	GoDaddy, Inc. — Class A(a)	5,828,072
78,900	LogMeIn, Inc.	7,692,750
445,936	Mimecast Ltd.(a)(c)	9,984,507
145,810	Twilio Inc. — Class A(a)	4,209,535
		48,842,506
	IT Services — 3.05%
95,730	ExlService Holdings, Inc.(a)	4,533,773
318,896	InterXion Holding NV(a)(c)	12,615,526
		17,149,299
	Semiconductors & Semiconductor Equipment — 5.86%
158,560	Cavium, Inc.(a)	11,362,410
190,075	Inphi Corp.(a)	9,279,461
134,130	Monolithic Power Systems Inc.	12,353,373
		32,995,244
	Software — 9.49%
180,861	BroadSoft Inc.(a)	7,270,612
212,765	CyberArk Software Ltd.(a)(c)	10,823,356
43,505	Ellie Mae, Inc.(a)	4,362,246
165,105	HubSpot, Inc.(a)	9,997,108
167,615	Paylocity Holding Corp.(a)	6,474,967
114,335	Take-Two Interactive Software, Inc.(a)	6,776,635
276,070	Zendesk, Inc.(a)	7,741,003
		53,445,927
	Total Information Technology (Cost $112,546,642)	174,751,165
MATERIALS — 4.00%
	Construction Materials — 4.00%
339,370	Forterra, Inc.(a)	6,617,715
319,895	Summit Materials, Inc. — Class A(a)	7,904,606
124,035	US Concrete Inc.(a)	8,006,459
	Total Materials (Cost $20,789,625)	22,528,780
REAL ESTATE — 3.18%
	Real Estate Management & Development — 3.18%
123,220	Colliers International Group, Inc.(c)	5,815,984
130,905	FirstService Corp.	7,893,572
150,630	HFF Inc. — Class A	4,167,932
	Total Real Estate (Cost $5,020,722)	17,877,488

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TELECOMMUNICATION SERVICES — 1.76%
	Diversified Telecommunication Services — 1.76%
230,405	Cogent Communications Holdings Inc.	$9,918,935
	Total Telecommunication Services (Cost $7,023,229)	9,918,935
TOTAL COMMON STOCKS (COST $359,573,302)		529,607,953
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.48%
REAL ESTATE — 3.48%
391,215	CoreCivic, Inc.	12,291,975
142,160	CyrusOne Inc	7,316,975
	Total Real Estate (Cost $16,425,871)	19,608,950
TOTAL REITS (COST $16,425,871)		19,608,950
SHORT TERM INVESTMENT — 2.55%
INVESTMENT COMPANY — 2.55%
14,351,852	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	14,351,852
	Total Investment Company	14,351,852
TOTAL SHORT TERM INVESTMENT (COST $14,351,852)		14,351,852
TOTAL INVESTMENTS — 100.10% (COST $390,351,025)		563,568,755
Liabilities in Excess of Other Assets — (0.10)%		(566,908)
TOTAL NET ASSETS — 100.00%		$563,001,847

  (a)  Non income producing.

  (b)  A portion of this security is deemed illiquid. The total value of this security amounted to $135,464 (0.02% of net assets) at March 31, 2017.

  (c)  Foreign Issued Securities. The total value of these securities amounted to $53,719,165 (9.54% of net assets) at March 31, 2017.

  (d)  The rate quoted is the annualized seven-day effective yield as of March 31, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

Statements of Assets and Liabilities

March 31, 2017

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
ASSETS:
Investments in securities, at cost:	$1,054,487,494	$49,176,337	$70,930,718	$637,730,972	$216,857,890
Total investments, at cost	$1,054,487,494	$49,176,337	$70,930,718	$637,730,972	$216,857,890
Investments in securities, at value:	$1,279,555,156	$59,589,664	$85,814,442	$794,541,520	$331,106,160
Total investments, at value	1,279,555,156	59,589,664	85,814,442	794,541,520	331,106,160
Cash:	—	—	—	239,400	—
Cash denominated in foreign currencies, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	14,148,723	—	191,362	1,877,622	5,311,661
Fund shares sold	3,366,686	380,873	13,679	396,512	145,507
Dividends	333,608	59,942	6,049	1,251,037	212,564
Interest	35,828	2,776	1,899	1,541,099	2,241
Other assets	54,174	17,932	16,535	22,799	21,589
Total assets	1,297,494,175	60,051,187	86,043,966	799,869,989	336,799,722
LIABILITIES:
Payables:
Investments purchased	41,718,416	99,432	515,442	724,509	4,120,410
Written options, at value(2) (Note 8)	—	—	—	16,250	—
Fund shares purchased	490,151	110,358	80,008	908,003	5,461,048
Management fees (Note 3)	1,045,798	43,828	103,363	683,194	255,976
Custodian fees (Note 3)	—	—	—	—	—
Accrued expenses	1,537	2,851	8,732	85,270	18,069
Total liabilities	43,255,902	256,469	707,545	2,417,226	9,855,503
NET ASSETS	$1,254,238,273	$59,794,718	$85,336,421	$797,452,763	$326,944,219
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$983,961,263	$49,136,083	$69,595,708	$634,845,548	$203,483,708
Undistributed (distribution in excess of) net investment income (loss)	—	32,967	—	(115,923)	330,645
Accumulated net realized gain (loss) from investment and foreign currency transactions	45,209,348	212,341	856,989	5,869,073	8,881,596
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	225,067,662	10,413,327	14,883,724	156,854,065	114,248,270
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,254,238,273	$59,794,718	$85,336,421	$797,452,763	$326,944,219
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	57,375,774	3,904,203	5,407,958	54,086,902	10,603,168
NET ASSET VALUE PER SHARE	$21.86	$15.32	$15.78	$14.74	$30.83
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	59,767	—

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
ASSETS:
Investments in securities, at cost:	$224,683,535	$161,612,084	$45,266,872	$343,292,596	$390,351,025
Total investments, at cost	$224,683,535	$161,612,084	$45,266,872	$343,292,596	$390,351,025
Investments in securities, at value:	$233,674,604	$202,630,498	$58,375,166	$412,425,411	$563,568,755
Total investments, at value	233,674,604	202,630,498	58,375,166	412,425,411	563,568,755
Cash:	—	—	—	—	—
Cash denominated in foreign currencies, at value:(1)	—	23,376	—	—	—
Receivables:
Investments sold	5,997,364	—	602,608	—	2,807,914
Fund shares sold	254,358	247,612	32,625	656,367	751,205
Dividends	111	652,933	87,415	250,961	317,438
Interest	3,027,434	4,137	1,781	23,236	6,209
Other assets	21,082	14,753	13,601	20,175	25,883
Total assets	242,974,953	203,573,309	59,113,196	413,376,150	567,477,404
LIABILITIES:
Payables:
Investments purchased	6,616,587	—	1,178,162	17,308,750	1,727,376
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	149,001	36,868	10	326,782	2,264,883
Management fees (Note 3)	200,545	169,334	43,776	314,824	476,662
Custodian fees (Note 3)	—	8,994	—	—	—
Accrued expenses	2,639	81,807	10,644	13,101	6,636
Total liabilities	6,968,772	297,003	1,232,592	17,963,457	4,475,557
NET ASSETS	$236,006,181	$203,276,306	$57,880,604	$395,412,693	$563,001,847
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$226,146,793	$163,009,631	$42,480,169	$294,216,835	$298,557,811
Undistributed (distribution in excess of) net investment income (loss)	467,217	29,945	96,719	—	—
Accumulated net realized gain (loss) from investment and foreign currency transactions	401,102	(781,594)	2,195,422	32,063,043	91,226,306
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	8,991,069	41,018,324	13,108,294	69,132,815	173,217,730
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$236,006,181	$203,276,306	$57,880,604	$395,412,693	$563,001,847
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	21,054,922	15,885,671	2,181,951	25,219,876	33,885,472
NET ASSET VALUE PER SHARE	$11.21	$12.80	$26.53	$15.68	$16.61
(1) Cash denominated in foreign currencies, at cost	—	23,466	—	—	—
(2) Written options, premiums received	—	—	—	—	—

Statements of Operations

For the Year Ended March 31, 2017

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
INVESTMENT INCOME:
Interest	$317,109	$12,159	$21,282	$8,380,856	$33,504
Dividends	9,905,165	1,006,062	803,738	21,105,784	5,815,618
Foreign tax withheld	(7,820)	(5,738)	(10,811)	(206,971)	(34,266)
Total investment income	10,214,454	1,012,483	814,209	29,279,669	5,814,856
EXPENSES:
Management fees (Note 3)	11,336,442	398,136	1,378,251	8,466,583	3,239,860
Registration fees	67,208	21,777	22,592	28,591	28,717
Custodian fees	—	—	—	—	—
Other	20,149	2,059	3,394	33,157	8,745
Total expenses	11,423,799	421,972	1,404,237	8,528,331	3,277,322
Net investment income (loss)	(1,209,345)	590,511	(590,028)	20,751,338	2,537,534
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
Investment transactions	83,705,424	792,324	16,179,729	12,207,245	27,294,684
Options written (Note 8)	—	—	—	285,805	—
Net unrealized appreciation/depreciation during the year on:
Investments	89,835,284	6,379,865	3,579,145	54,830,558	11,218,294
Options written (Note 8)	—	—	—	77,883	—
Net realized and unrealized gain on investments	173,540,708	7,172,189	19,758,874	67,401,491	38,512,978
Net increase in net assets resulting from operations	$172,331,363	$7,762,700	$19,168,846	$88,152,829	$41,050,512

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
INVESTMENT INCOME:
Interest	$13,787,846	$20,393	$9,539	$93,023	$76,334
Dividends	313,613	4,651,828	652,465	3,660,482	3,371,492
Foreign tax withheld	—	(433,187)	(9,723)	(3,505)	(22,174)
Total investment income	14,101,459	4,239,034	652,281	3,750,000	3,425,652
EXPENSES:
Management fees (Note 3)	2,668,857	2,059,431	457,399	3,857,816	7,303,541
Registration fees	31,392	24,661	22,210	33,810	36,096
Custodian fees	—	47,796	—	—	—
Other	10,087	5,641	2,259	9,823	18,506
Total expenses	2,710,336	2,137,529	481,868	3,901,449	7,358,143
Net investment income (loss)	11,391,123	2,101,505	170,413	(151,449)	(3,932,491)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
Investment transactions	6,579,730	3,951,597	3,933,436	70,684,739	283,885,565
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	3,796,141	18,322,445	4,674,794	(24,212,935)	(123,237,124)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain on investments	10,375,871	22,274,042	8,608,230	46,471,804	160,648,441
Net increase in net assets resulting from operations	$21,766,994	$24,375,547	$8,778,643	$46,320,355	$156,715,950

Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND		BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNITIES FUND
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$(1,209,345)	$(1,583,910)	$590,511	$446,550	$(590,028)	$(2,047,541)
Net realized gain on investment transactions	83,705,424	25,128,654	792,324	336,393	16,179,729	9,756,332
Net unrealized appreciation/depreciation during the year on investments	89,835,284	(49,860,804)	6,379,865	(1,055,808)	3,579,145	(37,776,879)
Net increase (decrease) in net assets resulting from operations	172,331,363	(26,316,060)	7,762,700	(272,865)	19,168,846	(30,068,088)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(584,414)	(457,462)	—	—
Net realized gain from investment transactions	(29,140,167)	(64,511,020)	(333,681)	(713,884)	(6,936,235)	(10,988,773)
Total distributions to shareholders	(29,140,167)	(64,511,020)	(918,095)	(1,171,346)	(6,936,235)	(10,988,773)
CAPITAL SHARE TRANSACTIONS:
Shares sold	400,612,949	528,747,474	26,179,442	14,439,497	4,820,805	10,707,189
Reinvested dividends and distributions	28,321,194	62,796,612	896,091	1,147,831	6,693,755	10,621,854
Shares issued	428,934,143	591,544,086	27,075,533	15,587,328	11,514,560	21,329,043
Redemptions	(328,497,280)	(264,387,236)	(12,348,977)	(17,053,654)	(52,692,174)	(104,856,342)
Redemption fees (Note 5)	27,342	65,718	1,579	16,168	11,726	25,924
Shares repurchased	(328,469,938)	(264,321,518)	(12,347,398)	(17,037,486)	(52,680,448)	(104,830,418)
Net increase (decrease) from capital share transactions	100,464,205	327,222,568	14,728,135	(1,450,158)	(41,165,888)	(83,501,375)
Total increase (decrease) in net assets	243,655,401	236,395,488	21,572,740	(2,894,369)	(28,933,277)	(124,558,236)
NET ASSETS:
Beginning of year	1,010,582,872	774,187,384	38,221,978	41,116,347	114,269,698	238,827,934
End of year	$1,254,238,273	$1,010,582,872	$59,794,718	$38,221,978	$85,336,421	$114,269,698
Undistributed (distribution in excess of) net investment income (loss) at end of year	$—	$(254,936)	$32,967	$14,641	$—	$(339,286)
Fund share transactions:
Shares sold	19,736,102	26,128,516	1,817,661	1,073,035	331,021	661,955
Reinvested dividends and distributions	1,383,546	3,253,710	62,156	88,056	449,547	748,018
	21,119,648	29,382,226	1,879,817	1,161,091	780,568	1,409,973
Shares repurchased	(16,097,347)	(13,041,105)	(872,206)	(1,251,594)	(3,601,491)	(6,562,809)
Net increase (decrease) in fund shares	5,022,301	16,341,121	1,007,611	(90,503)	(2,820,923)	(5,152,836)

The accompanying notes are an integral part of these financial statements.

	BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$20,751,338	$30,375,157	$2,537,534	$2,205,233
Net realized gain on investment transactions	12,493,050	14,041,671	27,294,684	25,988,182
Net unrealized appreciation/depreciation during the year on investments	54,908,441	(77,603,528)	11,218,294	(33,316,627)
Net increase (decrease) in net assets resulting from operations	88,152,829	(33,186,700)	41,050,512	(5,123,212)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(22,766,287)	(32,779,631)	(2,454,321)	(2,369,512)
Net realized gain from investment transactions	(3,743,194)	(7,227,411)	(15,879,107)	(62,948,313)
Total distributions to shareholders	(26,509,481)	(40,007,042)	(18,333,428)	(65,317,825)
CAPITAL SHARE TRANSACTIONS:
Shares sold	46,305,311	96,165,630	58,306,301	58,592,597
Reinvested dividends and distributions	25,370,370	38,728,360	18,123,622	63,144,602
Shares issued	71,675,681	134,893,990	76,429,923	121,737,199
Redemptions	(235,118,638)	(513,424,639)	(167,715,776)	(118,957,106)
Redemption fees (Note 5)	6,139	25,282	2,426	4,115
Shares repurchased	(235,112,499)	(513,399,357)	(167,713,350)	(118,952,991)
Net increase (decrease) from capital share transactions	(163,436,818)	(378,505,367)	(91,283,427)	2,784,208
Total increase (decrease) in net assets	(101,793,470)	(451,699,109)	(68,566,343)	(67,656,829)
NET ASSETS:
Beginning of year	899,246,233	1,350,945,342	395,510,562	463,167,391
End of year	$797,452,763	$899,246,233	$326,944,219	$395,510,562
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(115,923)	$17,077	$330,645	$247,432
Fund share transactions:
Shares sold	3,253,602	6,893,485	1,942,699	1,828,437
Reinvested dividends and distributions	1,781,633	2,773,162	622,591	2,228,895
	5,035,235	9,666,647	2,565,290	4,057,332
Shares repurchased	(16,580,010)	(36,991,716)	(5,666,440)	(3,739,828)
Net increase (decrease) in fund shares	(11,544,775)	(27,325,069)	(3,101,150)	317,504

Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND		BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$11,391,123	$9,910,366	$2,101,505	$1,317,437	$170,413	$197,030
Net realized gain (loss) on investment transactions	6,579,730	6,340,981	3,951,597	(805,435)	3,933,436	1,861,798
Net unrealized appreciation/depreciation during the year on investments	3,796,141	(17,065,889)	18,322,445	(13,191,116)	4,674,794	(3,292,171)
Net increase (decrease) in net assets resulting from operations	21,766,994	(814,542)	24,375,547	(12,679,114)	8,778,643	(1,233,343)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(11,249,302)	(10,414,211)	(1,951,475)	(1,095,729)	(270,724)	(77,505)
Net realized gain from investment transactions	(5,343,506)	(3,950,308)	—	—	(1,433,777)	(3,311,860)
Total distributions to shareholders	(16,592,808)	(14,364,519)	(1,951,475)	(1,095,729)	(1,704,501)	(3,389,365)
CAPITAL SHARE TRANSACTIONS:
Shares sold	74,443,813	118,275,987	22,213,758	37,639,666	14,821,145	21,633,409
Reinvested dividends and distributions	15,845,140	13,711,474	1,815,899	1,037,216	1,683,580	3,301,395
Shares issued	90,288,953	131,987,461	24,029,657	38,676,882	16,504,725	24,934,804
Redemptions	(141,895,079)	(90,457,053)	(77,623,457)	(47,082,015)	(13,492,552)	(16,538,370)
Redemption fees (Note 5)	52,939	46,711	413	18,013	480	7,542
Shares repurchased	(141,842,140)	(90,410,342)	(77,623,044)	(47,064,002)	(13,492,072)	(16,530,828)
Net increase (decrease) from capital share transactions	(51,553,187)	41,577,119	(53,593,387)	(8,387,120)	3,012,653	8,403,976
Total increase (decrease) in net assets	(46,379,001)	26,398,058	(31,169,315)	(22,161,963)	10,086,795	3,781,268
NET ASSETS:
Beginning of year	282,385,182	255,987,124	234,445,621	256,607,584	47,793,809	44,012,541
End of year	$236,006,181	$282,385,182	$203,276,306	$234,445,621	$57,880,604	$47,793,809
Undistributed (distribution in excess of) net investment income (loss) at end of year	$467,217	$(473,362)	$29,945	$8,937	$96,719	$197,030
Fund share transactions:
Shares sold	6,620,775	10,459,674	1,868,427	3,234,146	592,852	876,830
Reinvested dividends and distributions	1,417,825	1,212,906	159,289	92,941	67,749	142,363
	8,038,600	11,672,580	2,027,716	3,327,087	660,601	1,019,193
Shares repurchased	(12,562,657)	(7,959,324)	(6,706,530)	(4,267,736)	(548,272)	(703,631)
Net increase (decrease) in fund shares	(4,524,057)	3,713,256	(4,678,814)	(940,649)	112,329	315,562

The accompanying notes are an integral part of these financial statements.

	BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016
OPERATIONS:
Net investment income (loss)	$(151,449)	$(507,123)	$(3,932,491)	$(9,873,361)
Net realized gain (loss) on investment transactions	70,684,739	38,443,497	283,885,565	670,683,441
Net unrealized appreciation/depreciation during the year on investments	(24,212,935)	(87,809,809)	(123,237,124)	(864,853,179)
Net increase (decrease) in net assets resulting from operations	46,320,355	(49,873,435)	156,715,950	(204,043,099)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	—	—
Net realized gain from investment transactions	(26,203,319)	(56,352,667)	(117,589,649)	(519,691,625)
Total distributions to shareholders	(26,203,319)	(56,352,667)	(117,589,649)	(519,691,625)
CAPITAL SHARE TRANSACTIONS:
Shares sold	121,170,294	140,844,215	49,158,842	126,590,067
Reinvested dividends and distributions	26,001,800	55,822,440	115,150,325	510,033,365
Shares issued	147,172,094	196,666,655	164,309,167	636,623,432
Redemptions	(230,514,295)	(198,116,230)	(601,879,098)	(1,957,479,802)
Redemption fees (Note 5)	2,646	9,366	34,301	22,168
Shares repurchased	(230,511,649)	(198,106,864)	(601,844,797)	(1,957,457,634)
Net increase (decrease) from capital share transactions	(83,339,555)	(1,440,209)	(437,535,630)	(1,320,834,202)
Total increase (decrease) in net assets	(63,222,519)	(107,666,311)	(398,409,329)	(2,044,568,926)
NET ASSETS:
Beginning of year	458,635,212	566,301,523	961,411,176	3,005,980,102
End of year	$395,412,693	$458,635,212	$563,001,847	$961,411,176
Undistributed (distribution in excess of) net investment income (loss) at end of year	$—	$(98,171)	$—	$(1,371,626)
Fund share transactions:
Shares sold	7,877,092	8,005,587	2,905,706	4,836,540
Reinvested dividends and distributions	1,701,688	3,691,961	7,521,250	29,278,609
	9,578,780	11,697,548	10,426,956	34,115,149
Shares repurchased	(14,848,116)	(11,521,235)	(34,334,506)	(67,881,153)
Net increase (decrease) in fund shares	(5,269,336)	176,313	(23,907,550)	(33,766,004)

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013(2)
Net asset value, beginning of year	$19.30	$21.50	$20.53	$17.08	$16.96
Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.05)	(0.08)	0.02
Net realized and unrealized gains (losses)	3.10	(0.69)	3.08	5.04	1.32
Total from investment operations	3.08	(0.72)	3.03	4.96	1.34
Less distributions from:
Net investment income	—	—	—	—	(0.03)
Net realized gain from investment transactions	(0.52)	(1.48)	(2.06)	(1.51)	(1.19)
Total distributions	(0.52)	(1.48)	(2.06)	(1.51)	(1.22)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$21.86	$19.30	$21.50	$20.53	$17.08
Total return	16.13%	(3.33%)	15.56%	29.54%	8.46%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$1,254,238	$1,010,583	$774,187	$649,536	$515,429
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.11%)	(0.18%)	(0.28%)	(0.47%)	0.09%
Portfolio turnover rate	51%	59%	52%	48%	53%

(1)  Less than $0.01 per share.

(2)  Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Data for a share of capital stock	FOR THE YEARS ENDED MARCH 31,				FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO
outstanding throughout the period.	2017	2016	2015	2014	MARCH 31, 2013
Net asset value, beginning of period	$13.20	$13.76	$12.25	$10.55	$10.00
Income from investment operations:
Net investment income	0.18	0.16	0.13	0.16	0.01
Net realized and unrealized gains (losses)	2.22	(0.30)	2.16	2.08	0.55
Total from investment operations	2.40	(0.14)	2.29	2.24	0.56
Less distributions from:
Net investment income	(0.18)	(0.17)	(0.13)	(0.16)	(0.01)
Net realized gain from investment transactions	(0.10)	(0.26)	(0.65)	(0.38)	—
Total distributions	(0.28)	(0.43)	(0.78)	(0.54)	(0.01)
Paid-in capital from redemption fees (Note 5)	— (1)	0.01	— (1)	— (1)	— (1)
Net asset value, end of period	$15.32	$13.20	$13.76	$12.25	$10.55
Total return*	18.35%	(0.88%)	18.86%	21.65%	5.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,795	$38,222	$41,116	$18,701	$13,802
Ratio of expenses to average net assets**	0.95%	0.97%	0.94%	0.93%	1.61%
Ratio of net investment income to average net assets**	1.34%	1.21%	1.04%	1.47%	0.59%
Portfolio turnover rate*	26%	65%	62%	77%	8%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014(2)	2013
Net asset value, beginning of year	$13.89	$17.85	$19.31	$13.86	$11.71
Income from investment operations:
Net investment loss	(0.13)	(0.28)	(0.31)	(0.14)	(0.05)
Net realized and unrealized gains (losses)	3.25	(2.45)	0.06	5.59	2.20
Total from investment operations	3.12	(2.73)	(0.25)	5.45	2.15
Less distributions from:
Net realized gain from investment transactions	(1.23)	(1.23)	(1.25)	(0.05)	—
Paid-in capital from redemption fees (Note 5)	— (1)	— (1)	0.04	0.05	— (1)
Net asset value, end of year	$15.78	$13.89	$17.85	$19.31	$13.86
Total return	22.99%	(15.47%)	(0.71%)	39.66%	18.36%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$85,336	$114,270	$238,828	$525,856	$92,959
Ratio of expenses to average net assets	1.48%	1.47%	1.47%	1.48%	1.50%
Ratio of net investment loss to average net assets	(0.62%)	(1.19%)	(1.29%)	(1.36%)	(0.69%)
Portfolio turnover rate	95%	70%	19%	23%	21%

(1)  Less than $0.01 per share.

(2)  Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.70	$14.53	$14.41	$13.54	$12.39
Income from investment operations:
Net investment income	0.35	0.38	0.30	0.29	0.37
Net realized and unrealized gains (losses)	1.14	(0.70)	0.18	0.99	1.20
Total from investment operations	1.49	(0.32)	0.48	1.28	1.57
Less distributions from:
Net investment income	(0.38)	(0.41)	(0.30)	(0.28)	(0.42)
Net realized gain from investment transactions	(0.07)	(0.10)	(0.06)	(0.13)	—
Total distributions	(0.45)	(0.51)	(0.36)	(0.41)	(0.42)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$14.74	$13.70	$14.53	$14.41	$13.54
Total return	11.02%	(2.24%)	3.33%	9.56%	12.96%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$797,453	$899,246	$1,350,945	$1,397,857	$862,681
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	2.45%	2.72%	2.05%	2.06%	2.89%
Portfolio turnover rate .	1%	5%	42%	13%	25%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013
Net asset value, beginning of year	$28.86	$34.60	$35.45	$29.53	$27.93
Income from investment operations:
Net investment income	0.23	0.18	0.19	0.15	0.15
Net realized and unrealized gains (losses)	3.36	(0.61)	3.63	8.02	1.57
Total from investment operations	3.59	(0.43)	3.82	8.17	1.72
Less distributions from:
Net investment income	(0.22)	(0.19)	(0.18)	(0.22)	(0.12)
Net realized gain from investment transactions	(1.40)	(5.12)	(4.49)	(2.03)	—
Total distributions	(1.62)	(5.31)	(4.67)	(2.25)	(0.12)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$30.83	$28.86	$34.60	$35.45	$29.53
Total return	12.88%	(0.96%)	11.32%	27.98%	6.20%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$326,944	$395,511	$463,167	$616,043	$493,659
Ratio of expenses to average net assets	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	0.70%	0.52%	0.48%	0.44%	0.51%
Portfolio turnover rate	18%	42%	30%	37%	44%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.04	$11.71	$11.84	$11.67	$11.40
Income from investment operations:
Net investment income	0.48	0.44	0.44	0.44	0.55
Net realized and unrealized gains (losses)	0.42	(0.48)	(0.03)	0.37	0.35
Total from investment operations	0.90	(0.04)	0.41	0.81	0.90
Less distributions from:
Net investment income	(0.47)	(0.46)	(0.42)	(0.46)	(0.62)
Net realized gain from investment transactions	(0.26)	(0.17)	(0.12)	(0.18)	(0.01)
Total distributions	(0.73)	(0.63)	(0.54)	(0.64)	(0.63)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$11.21	$11.04	$11.71	$11.84	$11.67
Total return	8.37%	(0.41%)	3.58%	7.12%	8.20%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$236,006	$282,385	$255,987	$290,538	$261,112
Ratio of expenses to average net assets	1.02%	1.01%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets	4.27%	3.79%	3.71%	3.72%	4.85%
Portfolio turnover rate	40%	44%	25%	39%	32%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the period.	2017	2016	2015	2014	2013(1)
Net asset value, beginning of period	$11.40	$11.93	$11.73	$10.28	$9.52
Income from investment operations:
Net investment income	0.13	0.06	0.09	0.04	0.04
Net realized and unrealized gains (losses)	1.39	(0.54)	0.18	1.43	0.76
Total from investment operations	1.52	(0.48)	0.27	1.47	0.80
Less distributions from:
Net investment income	(0.12)	(0.05)	(0.07)	(0.02)	(0.04)
Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—
Net asset value, end of period	$12.80	$11.40	$11.93	$11.73	$10.28
Total return	13.46%	(4.02%)	2.32%	14.31%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$203,276	$234,446	$256,608	$225,299	$106,500
Ratio of expenses to average net assets	1.04%	1.04%	1.05%	1.07%	1.09%
Ratio of net investment income to average net assets	1.02%	0.52%	0.77%	0.38%	0.42%
Portfolio turnover rate	4%	7%	21%	15%	23%

(1)  Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund. During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds' combined operations.

(2)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.09	$25.09	$23.34	$21.89	$21.58
Income from investment operations:
Net investment income	0.08	0.09	0.05	0.06	0.08
Net realized and unrealized gains (losses)	4.18	(0.47)	4.51	4.94	1.79
Total from investment operations	4.26	(0.38)	4.56	5.00	1.87
Less distributions from:
Net investment income	(0.13)	(0.04)	(0.05)	(0.08)	(0.15)
Net realized gain from investment transactions	(0.69)	(1.58)	(2.76)	(3.47)	(1.41)
Total distributions	(0.82)	(1.62)	(2.81)	(3.55)	(1.56)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$26.53	$23.09	$25.09	$23.34	$21.89
Total return	18.67%	(1.56%)	20.29%	23.13%	9.17%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$57,881	$47,794	$44,013	$32,111	$28,352
Ratio of expenses to average net assets	0.95%	0.94%	0.96%	0.97%	0.97%
Ratio of net investment income to average net assets	0.34%	0.41%	0.23%	0.21%	0.33%
Portfolio turnover rate	41%	62%	30%	45%	49%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.04	$18.68	$19.27	$17.94	$17.95
Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.04)	(0.04)	0.01
Net realized and unrealized gains (losses)	1.85	(1.62)	1.87	4.45	0.78
Total from investment operations	1.84	(1.64)	1.83	4.41	0.79
Less distributions from:
Net investment income	—	— (1)	— (1)	— (1)	(0.01)
Net realized gain from investment transactions	(1.20)	(2.00)	(2.42)	(3.08)	(0.79)
Total distributions	(1.20)	(2.00)	(2.42)	(3.08)	(0.80)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$15.68	$15.04	$18.68	$19.27	$17.94
Total return	12.94%	(8.83%)	10.43%	25.46%	4.67%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$395,413	$458,635	$566,302	$620,255	$625,178
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.09%)	(0.10%)	(0.18%)	(0.20%)	0.07%
Portfolio turnover rate	51%	46%	12%	45%	31%

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Data for a share of capital stock	YEARS ENDED MARCH 31,
outstanding throughout the year.	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.64	$32.83	$36.02	$30.93	$28.54
Income from investment operations:
Net investment loss	(0.13)	(0.20)	(0.24)	(0.16)	(0.09)
Net realized and unrealized gains (losses)	3.19	(3.60)	0.31	8.44	4.20
Total from investment operations	3.06	(3.80)	0.07	8.28	4.11
Less distributions from:
Net realized gain from investment transactions	(3.09)	(12.39)	(3.26)	(3.19)	(1.72)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—
Net asset value, end of year	$16.61	$16.64	$32.83	$36.02	$30.93
Total return	24.51%	(13.28%)	0.56%	26.71%	15.02%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$563,002	$961,411	$3,005,980	$3,803,381	$3,144,179
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.52%)	(0.61%)	(0.63%)	(0.45%)	(0.31%)
Portfolio turnover rate	45%	41%	17%	22%	34%

(1)  Less than $0.01 per share.

(2)  Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

 Notes to Financial Statements

March 31, 2017

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds"), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital.

The investment objectives of the Buffalo Flexible Income Fund are the generation of high current income and, as a secondary objective, the long-term growth of capital.

The investment objectives of the Buffalo Dividend Focus Fund and the Buffalo High Yield Fund are current income, with long- term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2017, none of the Buffalo Funds held valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). The fair valuation trigger was not met on March 31, 2017 and the fair value price was not applied.

Debt securities with remaining maturities of 60 days or less are normally valued at last sale price reported. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and asked prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the meas- urement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between invest- ments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjust- ment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2017. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,182,381,574	$—	$—	$1,182,381,574
REITS	36,477,143	—	—	36,477,143
Short Term Investment	60,696,439	—	—	60,696,439
Total*	$1,279,555,156	$—	$—	$1,279,555,156

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$51,825,229	$—	$—	$51,825,229
REITS	1,789,797	—	—	1,789,797
Convertible Preferred Stocks	663,308	—	—	663,308
Short Term Investment	5,311,330	—	—	5,311,330
Total*	$59,589,664	$—	$—	$59,589,664

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$80,420,332	$—	$—	$80,420,332
Short Term Investment	5,394,110	—	—	5,394,110
Total*	$85,814,442	$—	$—	$85,814,442

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$645,244,212	$—	$—	$645,244,212
REITS	16,380,767	—	—	16,380,767
Convertible Bonds	—	49,719,359	—	49,719,359
Corporate Bonds	—	76,310,968	—	76,310,968
Short Term Investment	6,886,214	—	—	6,886,214
Total*	$668,511,193	$126,030,327	$—	$794,541,520
Written Options	$(16,250)	$—	$—	$(16,250)

 Notes to Financial Statements

March 31, 2017

(Continued)

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$318,586,575	$—	$—	$318,586,575
REIT	5,390,582	—	—	5,390,582
Short Term Investment	7,129,003	—	—	7,129,003
Total*	$331,106,160	$—	$—	$331,106,160

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	$2,124,450	$—	$—	$2,124,450
Common Stocks	1,247,266	—	—	1,247,266
Convertible Bonds	—	28,991,525	—	28,991,525
Corporate Bonds	—	149,734,702	—	149,734,702
Bank Loans	—	29,050,106	—	29,050,106
Short Term Investments	22,526,555	—	—	22,526,555
Total*	$25,898,271	$207,776,333	$—	$233,674,604

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$189,658,168	$—	$—	$189,658,168
Short Term Investment	12,972,330	—	—	12,972,330
Total*	$202,630,498	$—	$—	$202,630,498

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$53,493,560	$—	$—	$53,493,560
REIT	1,285,588	—	—	1,285,588
Short Term Investment	3,596,018	—	—	3,596,018
Total*	$58,375,166	$—	$—	$58,375,166

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$343,352,745	$—	$—	$343,352,745
REITS	19,906,448	—	—	19,906,448
Short Term Investments	49,166,218	—	—	49,166,218
Total*	$412,425,411	$—	$—	$412,425,411

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$529,607,953	$—	$—	$529,607,953
REITS		19,608,950	—	19,608,950
Short Term Investment	14,351,852	—	—	14,351,852
Total*	$563,568,755	$—	$—	$563,568,755

*   Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting year. The basis for recognizing and valuing transfers is as of the beginning of the year in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code nec- essary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its share- holders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2017, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sus- tained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2014 through March 31, 2017. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting pur- poses and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make esti- mates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obli- gation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio man- agers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exer- cised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain lia- bilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

 Notes to Financial Statements

March 31, 2017

(Continued)

I. RECENT ACCOUNTING PRONOUNCEMENT — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have no impact on the Fund's net assets or results of operations.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	YEAR ENDED MARCH 31, 2017		YEAR ENDED MARCH 31, 2016
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$15,902,043	$13,238,124	$10,904,931	$53,606,089
Buffalo Dividend Focus Fund	801,005	117,090	846,019	325,327
Buffalo Emerging Opportunities Fund	419,660	6,516,575	—	10,988,773
Buffalo Flexible Income Fund	23,160,691	3,348,790	32,779,631	7,227,411
Buffalo Growth Fund	2,721,685	15,611,743	3,645,391	61,672,434
Buffalo High Yield Fund	11,249,302	5,343,506	10,414,211	3,950,308
Buffalo International Fund	1,951,475	—	1,095,729	—
Buffalo Large Cap Fund	270,724	1,433,777	813,502	2,575,863
Buffalo Mid Cap Fund	1,537,011	24,666,308	—	56,352,667
Buffalo Small Cap Fund	21,738,524	95,851,125	—	519,691,625

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2017.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between finan- cial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2017, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$1,464,281	$(7,792,612)	$6,328,331
Buffalo Dividend Focus Fund	12,229	(62,001)	49,772
Buffalo Emerging Opportunities Fund	929,314	(3,324,356)	2,395,042
Buffalo Flexible Income Fund	1,881,949	(4,017,931)	2,135,982
Buffalo Growth Fund	—	(4,247,915)	4,247,915
Buffalo High Yield Fund	798,758	(3,035,224)	2,236,466
Buffalo International Fund	(129,022)	1,265,104	(1,136,082)
Buffalo Large Cap Fund	—	(275,447)	275,447
Buffalo Mid Cap Fund	249,620	(10,429,841)	10,180,221
Buffalo Small Cap Fund	5,304,117	(74,267,139)	68,963,022

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds, partnership adjustments, net operating losses, expiration of capital loss carryover and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$1,055,583,703	$49,259,032	$71,533,930	$639,938,106	$217,163,213
Unrealized Appreciation	252,754,671	10,917,152	17,479,165	196,024,611	118,320,615
Unrealized Depreciation	(28,783,218)	(586,520)	(3,198,653)	(41,421,197)	(4,377,668)
Net unrealized appreciation	223,971,453	10,330,632	14,280,512	154,603,414	113,942,947
Undistributed Ordinary Income	24,347,703	328,004	1,460,201	889,572	633,548
Undistributed Long Term Capital Gain	21,957,854	—	—	7,085,355	8,884,016
Distributable earnings	46,305,557	328,004	1,460,201	7,974,927	9,517,564
Other accumulated gain (loss)	—	(1)	—	28,874	—
Total accumulated gain	270,277,010	10,658,635	15,740,713	162,607,215	123,460,511
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$224,795,088	$161,684,276	$45,295,658	$344,463,058	$391,109,159
Unrealized Appreciation	9,970,332	47,322,659	13,718,850	77,464,416	178,446,326
Unrealized Depreciation	(1,090,816)	(6,376,437)	(639,342)	(9,502,063)	(5,986,730)
Net unrealized appreciation	8,879,516	40,946,222	13,079,508	67,962,353	172,459,596
Undistributed Ordinary Income	874,685	29,945	1,227,011	8,773,432	12,079,328
Undistributed Long Term Capital Gain	105,187	168,412	1,093,916	24,460,073	79,905,113
Distributable earnings	979,872	198,357	2,320,927	33,233,505	91,984,441
Other accumulated loss	—	(877,904)	—	—	(1)
Total accumulated gain	9,859,388	40,266,675	15,400,435	101,195,858	264,444,036

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, and/or unrealized gain/(loss) on derivative positions.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the year ended March 31, 2017.

Buffalo International Fund	3,873,430

As of March 31, 2017, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO INTERNATIONAL FUND

MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-10	March-18	843,515	N/A
Totals		843,515	—

The utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to IRC Sec. 382 as a result of acquisition of the Buffalo China Fund on January 25, 2013.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2017. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2017.

 Notes to Financial Statements

March 31, 2017

(Continued)

At March 31, 2017, none of the Buffalo Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses.

For the year ended March 31, 2017, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

Country	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$96,236	$14,435
Bermuda	83,285	—
Brazil	67,321	3,827
Canada	49,327	7,399
Chile	26,925	5,210
France	642,721	83,378
Germany	992,009	139,361
Hong Kong	85,266	6,024
India	61,655	—
Ireland	11,200	—
Israel	55,114	8,267
Italy	37,353	5,603
Japan	202,091	20,209
Netherlands	120,938	18,141
Norway	127,482	19,122
Singapore	91,229	—
South Korea	18,864	3,113
Spain	45,154	6,773
Sweden	93,665	14,050
Switzerland	607,861	59,841
Taiwan	151,512	30,301
United Kingdom	972,275	—
	$4,639,483	$445,054

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The man- agement fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the addi- tional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent reg- istered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any juris- diction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with USBFS and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above. The Buffalo International Fund incurred $47,796 in custody fees during the year ended March 31, 2017, and owed $8,994 custody fees as of March 31, 2017.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the year ended March 31, 2017 was $200,000. Interested trustees who are affiliated with either KCM or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Effective December 1, 2016, the Board approved the elimination of redemption fees on shares of the Funds. Prior to December 1, 2016, shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund, sold or exchanged within 60 days of their purchase and shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase were subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The redemption fee was used by the Funds to help pay transaction and tax costs that long-term investors would bear when the Funds realized capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2017 were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$664,013,361	$23,621,359	$83,311,916	$11,412,023	$63,807,031
Proceeds from Sales	$523,175,683	$10,601,054	$128,368,924	$164,243,569	$154,286,152
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$96,895,278	$7,609,511	$21,228,014	$184,125,605	$319,568,638
Proceeds from Sales	$145,797,344	$69,876,091	$19,597,780	$270,138,258	$873,635,828

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2017.

7. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the year ended March 31, 2017.

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requir- ing enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the period ended March 31, 2017.

 Notes to Financial Statements

March 31, 2017

(Continued)

The number of option contracts written and the premiums received by the Buffalo Flexible Income Fund during the period ended March 31, 2017 were as follows:

BUFFALO FLEXIBLE INCOME FUND

	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2016	2,400	113,034
Options written	6,621	362,271
Options exercised	(3,195)	(129,734)
Options expired	(5,426)	(285,805)
Outstanding, March 31, 2017	400	59,767

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of March 31, 2017:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$16,250

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Written Options in the Funds as of March 31, 2017:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON WRITTEN OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$285,805
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION WRITTEN ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$77,883

The following tables present derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of March 31, 2017:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MASTER NETTING AGREEMENTS (MNA)

	GROSS	GROSS AMOUNTS OFFSET IN THE	NET AMOUNTS PRESENTED IN	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
DESCRIPTION	AMOUNTS OF RECOGNIZED LIABILITIES	STATEMENT OF FINANCIAL POSITION	THE STATEMENT OF FINANCIAL POSITION	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED/ RECEIVED	NET AMOUNT
LIABILITIES:
Written Options	$16,250	$—	$16,250	$16,250	$—	$16,250
	$16,250	$—	$16,250	$16,250	$—	$16,250

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valu- ations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored

ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs imple- mented since 1978.

10. LINE OF CREDIT

U.S. Bank, N.A. has made available to the Buffalo Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on August 1, 2017. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Buffalo Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Buffalo Funds on outstanding borrowings is equal to the Prime Rate. During the year ended March 31, 2017, the Funds did not borrow from the line of credit.

11. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2017 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

 Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Buffalo Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Buffalo Funds (comprising, respectively, the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (collectively referred to herein as the Funds), as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Buffalo Funds at March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
May 25, 2017

Notice to Shareholders

March 31, 2017 (Unaudited)

TAX INFORMATION

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	23.69%
Buffalo Dividend Focus Fund	83.77%
Buffalo Emerging Opportunities Fund	38.94%
Buffalo Flexible Income Fund	91.77%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	2.67%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	85.39%
Buffalo Mid Cap Fund	32.00%
Buffalo Small Cap Fund	9.29%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017 was as follows (unaudited):

Buffalo Discovery Fund	21.19%
Buffalo Dividend Focus Fund	79.25%
Buffalo Emerging Opportunities Fund	35.71%
Buffalo Flexible Income Fund	75.89%
Buffalo Growth Fund	100.00%
Buffalo High Yield Fund	2.67%
Buffalo International Fund	0.34%
Buffalo Large Cap Fund	83.44%
Buffalo Mid Cap Fund	31.16%
Buffalo Small Cap Fund	9.15%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2017 was as follows (unaudited):

Buffalo Discovery Fund	0.00%
Buffalo Dividend Focus Fund	0.77%
Buffalo Emerging Opportunities Fund	0.00%
Buffalo Flexible Income Fund	28.18%
Buffalo Growth Fund	0.48%
Buffalo High Yield Fund	94.34%
Buffalo International Fund	0.45%
Buffalo Large Cap Fund	0.15%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2017 was as follows (unaudited).

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	27.04%
Buffalo Emerging Opportunities Fund	100.00%
Buffalo Flexible Income Fund	1.70%
Buffalo Growth Fund	9.82%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	100.00%

With respect to the taxable year ended March 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gains of such year:

FUNDS	FROM LONG-TERM CAPITAL GAINS, SUBJECT TO THE 15% RATE GAINS CATEGORY:	FROM LONG-TERM CAPITAL GAINS, USING PROCEEDS FROM SHAREHOLDER REDEMPTIONS:
Buffalo Discovery Fund	$13,238,124	$6,328,331
Buffalo Dividend Focus Fund	117,090	32,632
Buffalo Emerging Opportunities Fund	6,516,575	809,002
Buffalo Flexible Income Fund	3,348,790	2,141,456
Buffalo Growth Fund	15,611,743	4,247,915
Buffalo High Yield Fund	5,343,506	2,236,467
Buffalo International Fund	—	45,863
Buffalo Large Cap Fund	1,433,777	275,447
Buffalo Mid Cap Fund	24,666,308	10,180,221
Buffalo Small Cap Fund	95,851,125	68,963,022

Notice to Shareholders

March 31, 2017 (Unaudited)

(Continued)

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Board of Trustees ("Trustees") under the laws of the State of Delaware. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES(1)
Joseph C. Neuberger (54) 615 East Michigan Street, Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC 1994-present.	10	Trustee, USA MUTUALS (an open-end investment company with one portfolio); Trustee, Trust for Professional Managers (an open-end investment company with thirty-five portfolios)
Clay E. Brethour (47) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee President and Treasurer	Indefinite term and served since August 2013 One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000-present.	10	None
NON-INTERESTED TRUSTEES
J. Gary Gradinger (73) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since February 2001.	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products) 1969-present.	10	Formerly, Director, MGP Ingredients, Inc. (a food ingredients company) (2005-2014)
Philip J. Kennedy (71) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.P.A. Finance and Accounting Professor, Penn State Shenango (2001-2011).	10	None
Rachel F. Lupardus (43) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015.	Chief Operating Officer/Chief Financial Officer, Trozzolo Communications Group (marketing communications agency), 2015-present; Chief Financial Officer, Customer Engagement, KBM Group LLC (marketing services company) 2014-2015; Chief Financial Officer, DataCore Marketing, LLC (marketing services company), 2004-2013.	10	None
Jeffrey D. Yowell (49) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since October 2015.	President and Owner, Getter Farms, LLC (agriculture and farm-related operations), 2007-present; President, Strategic Services, KBM Group LLC (marketing services company), 2013; President and Chief Executive Officer, DataCore Marketing, LLC (marketing services company), 1992-2012.	10	None
OFFICERS
Fred Coats (51) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since May 2015	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015-present; Private Practice Attorney May 1993-present.	N/A	None
Rachel Spearo (37) 615 East Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since November 2016	Vice President, U.S. Bancorp Fund Services, LLC 2004-present.	N/A	N/A

(1)  Each of these Trustees may be deemed to be an "interested person" of the Funds as that term is defined in the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors LLC, the Funds' principal underwriter. Mr. Brethour is an interested person of the Trust by virtue of the fact that he is a board member and an employee of the Advisor.

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or port- folio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Notice to Shareholders

March 31, 2017 (Unaudited)

(Continued)

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Emerging Opportunities Fund, Buffalo International Fund and Buffalo Dividend Focus Fund (all such funds referred to collectively as the "Funds") met on November 16, 2016, to consider the renewal of the Amended and Restated Management Agreements (the "Agreements") between the Trust, on behalf of the Funds, and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser" or "KCM"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees' independent legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser's Form ADV, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met via teleconference with their independent counsel on November 8, 2016 and immediately prior to the Board meeting held on November 16, 2016, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the renewal of the Agreements for an additional term of one year ending November 30, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreements between the Trust, on behalf of the Funds, and the Adviser, the Trustees reviewed and analyzed various factors that they deter-

mined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by KCM to the Funds and the amount of time devoted to the Funds' affairs by KCM's staff. The Trustees considered KCM's specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by KCM, as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at KCM involved in the day-to-day activities of the Funds. In executive session the Independent Trustees reviewed information provided by KCM in response to the Board's 15(c) requests, including the structure of KCM's compliance program and KCM's continuing commitment to the growth of the Funds' assets. The Trustees noted that during the course of the prior year they had met with representatives of KCM in person to discuss the Funds' performance and outlook, along with the marketing and compliance efforts made by KCM throughout the year. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of KCM, and the lack of both shareholder complaints and financial statement issues. The Trustees discussed in detail KCM's handling of compliance matters, including the quarterly and annual reports of the Trust's chief compliance officer to the Trustees on the effectiveness of KCM's compliance program. The Trustees concluded that KCM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds, as well as KCM's compliance program, were satisfactory and reliable.

2. Investment Performance of the Funds and the Adviser

In assessing the quality of the portfolio management services delivered by KCM, the Trustees compared the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to a benchmark index and in comparison to a peer group as constructed using data from Morningstar, Inc. (each a "Morningstar Peer Group").

Buffalo Discovery Fund. The Trustees noted the Buffalo Discovery Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the first quartile of the Morningstar Peer Group for all periods except the year-to-date, which fell into the second quartile of the Morningstar Peer Group. The Trustees further noted for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2016, the Buffalo Discovery Fund outperformed the Russell Midcap Growth Index and the Lipper Multi Cap Growth Funds Index. The Trustees further noted the Discovery Fund had underperformed the Russell 3000 Growth Total Return Index for the one-year and three-year periods ended September 30, 2016, but outperformed the Index over all other time periods. The Trustees also compared the performance of the Buffalo Discovery Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Dividend Focus Fund. The Trustees noted the Dividend Focus Fund's performance for the year-to-date, one-year and three-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end large blend category funds, falling within the second quartile for the year-to-date period and the first quartile for the one-year and three-year periods. The Trustees further noted that for the three-year period ended September 30, 2016, the Buffalo Dividend Focus Fund outperformed the Lipper Equity Income Funds Index and the S&P 500 Index, but had underperformed the same indexes for the one-year period ended September 30, 2016. The Trustees also compared the performance of the Buffalo Dividend Focus Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Emerging Opportunities Fund. The Trustees noted that the Buffalo Emerging Opportunities Fund's performance for the three-year and ten-year periods ended September 30, 2016 was below the median for the Morningstar Peer Group of U.S. open-end small growth funds, falling in the fourth quartile of the Morningstar Peer Group for both periods. The Trustees further noted that the Buffalo Emerging Opportunities Fund's performance for the year-to-date and five-year periods ended September 30, 2016 was above the Morningstar Peer Group median, falling into the first quartile for the five-year period, and the second quartile for the year-to-date period, and that Buffalo Emerging Opportunities Fund's performance for the one-year period ended September 30, 2016 was equal to the Morningstar Peer Group median. The Trustees further noted that for the one-year and five-year periods end-

ed September 30, 2016, the Buffalo Emerging Opportunities Fund outperformed the Russell 2000 Growth Total Return Index and the Lipper Small Cap Growth Funds Index, but had underperformed the same indexes for the ten-year period ended September 30, 2016, and had significantly underperformed the same indexes for the three-year period ended September 30, 2016. The Trustees also compared the performance of the Buffalo Emerging Opportunities Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Flexible Income Fund. The Trustees noted that the Buffalo Flexible Income Fund's performance for the one-year and ten-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end allocation 50 — 70% equity funds, falling within the first quartile of the Morningstar Peer Group for the one-year period, and at the top of the second quartile for the ten-year period. The Trustees also noted the Buffalo Flexible Income Fund's performance was below the Morningstar Peer Group median for the year-to-date, three-year and five-year periods ended September 30, 2016, falling at the bottom of the third quartile for the year-to-date period, and falling within the fourth quartile for the three-year and five-year periods. The Trustees further noted that for the fifteen-year period ended September 30, 2016, the Buffalo Flexible Income Fund outperformed the S&P 500 Index, and for all other periods the Fund had trailed the S&P 500 Index. The Trustees also noted for the one-year, ten-year and since-inception periods ended September 30, 2016, the Buffalo Flexible Income Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index. The Trustees also compared the performance of the Buffalo Flexible Income Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Growth Fund. The Trustees noted the Buffalo Growth Fund's performance for the year-to-date, one-year, five-year and ten-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile of the Morningstar Peer Group for the year-to-date and ten-year periods, and falling within the second quartile for the one-year and five-year periods. The Trustees further noted for the three-year period ended September 30, 2016, the Buffalo Growth Fund's performance was below that of the Morningstar Peer Group median, falling within the third quartile of the Morningstar Peer Group. The Trustees

Notice to Shareholders

March 31, 2017 (Unaudited)

(Continued)

further noted that for the one-year, three-year, five-year, ten-year, fifteen-year and since inception periods ended September 30, 2016, the Buffalo Growth Fund outperformed the Lipper Large Cap Growth Funds Index. The Trustees also noted for the three-year, five-year and since inception periods ended September 30, 2016, the Fund had outperformed the Russell 1000 Growth Total Return Index. The Trustees also compared the performance of the Buffalo Growth Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo High Yield Fund. The Trustees noted that the Buffalo High Yield Fund's performance for the three-year, five-year and ten-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end high yield bond funds, falling within the second quartile of the Morningstar Peer Group for all periods. The Trustees further noted that the Buffalo High Yield Fund's performance for the year-to-date and one-year periods ended September 30, 2016 was below the median for the Morningstar Peer Group, falling within the fourth quartile of the Morningstar Peer Group for all periods. The Trustees further noted that for the ten-year period ended September 30, 2016, the Buffalo High Yield Fund outperformed the Lipper High Yield Bond Funds Index, but had underperformed the Index for all other periods. The Trustees also compared the performance of the Buffalo High Yield Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo International Fund. The Trustees noted that the Buffalo International Fund's performance for the year-to-date, one-year, three-year and five-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end foreign large growth funds, falling into the first quartile for the Morningstar Peer Group for all periods. The Trustees further noted that for the one-year, three-year, five-year and since-inception periods ended September 30, 2016, the Buffalo International Fund outperformed the MSCI All World Index ex USA Net, the Russell Global (ex USA) Index and the Lipper International Funds Index. The Trustees also compared the performance of the Buffalo International Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Large Cap Fund. The Trustees noted that the Buffalo Large Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2016 was above the median for the Morningstar Peer Group of U.S. open-end large growth funds, falling within the first quartile for each period. The Trustees further noted that for the three-year, five-year and since-inception periods ended September 30, 2016, the Buffalo Large Cap Fund outperformed the Russell 1000 Growth Total Return Index and the Lipper Large Cap Growth Funds Index, and that the Buffalo Large Cap Fund had also outperformed the Lipper Large Cap Growth Index for the one-year, ten-year and fifteen-year periods ended September 30, 2016, and only slightly underperformed the Russell 1000 Growth Total Return Index for the same periods. The Trustees also compared the performance of the Buffalo Large Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

Buffalo Mid Cap Fund. The Trustees noted that the Buffalo Mid Cap Fund's performance for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2016 was below the median for the Morningstar Peer Group of U.S. open-end mid-cap growth funds. The Trustees also noted that for the one-year, three-year, five-year and ten-year periods ended September 30, 2016, the Buffalo Mid Cap Fund's performance underperformed the Lipper Mid Cap Growth Funds Index and the Russell Midcap Total Return Index, but the Buffalo Mid Cap Fund had slightly outperformed the Lipper Mid Cap Growth Funds Index for the since inception period ended September 30, 2016. The Trustees also compared the performance of the Buffalo Mid Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts. The Trustees noted that they continued to review the Buffalo Mid Cap Fund's performance each quarter.

Buffalo Small Cap Fund. The Trustees noted that the Buffalo Small Cap Fund's performance for the year-to-date, three-year, five-year and ten-year periods ended September 30, 2016 was below the median of the Morningstar Peer Group of U.S. open-end small growth funds. The Trustees noted that the Buffalo Small Cap Fund's performance for the one-year period ended September 30, 2016 was above the median for the Morningstar Peer Group, falling within the second quartile. The Trustees further noted that for the fifteen-year and since-inception periods ended September 30,

2016, the Buffalo Small Cap Fund outperformed the Russell 2000 Growth Total Return Index and the Lipper Small Cap Growth Funds Index. The Trustees also compared the performance of the Buffalo Small Cap Fund to that of other accounts managed by KCM using investment strategies substantially similar to that of the Fund, and noted that for all periods the performance of the Fund was comparable to that of the other accounts.

After considering all of the information including specific responses regarding Fund performance, including KCM's efforts to improve performance of underperforming Funds, the Trustees concluded that the performance obtained by KCM for the Funds was satisfactory under current market conditions and in light of each Fund's investment objective, strategies and policies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from KCM's continued management.

3. Costs of Services Provided and Profits Realized by the Adviser

The Trustees considered the cost of services and the structure of KCM's fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed related statistical information, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Funds to KCM and examined the level of profits that could be expected to accrue to KCM from the fees payable under the Management Agreements, as well as the Funds' brokerage commissions and use of soft dollars by KCM. These considerations were based on materials requested by the Trustees specifically for the meeting, as well as the presentations made by KCM over the course of the year.

In reviewing the Morningstar 15(c) materials, the Board noted that the Buffalo Funds operate under a unitary fee structure whereby many of the Funds' ordinary operating expenses are paid by KCM out of its advisory fee rather than paid directly by the Funds. The Board noted the difficulty of comparing the Buffalo Funds' to non-unitary fee funds and observed that the advisory fee comparison in the Board materials which used the management fee excluding the fees paid by KCM to U.S. Bancorp Fund Services, LLC under a master servicing agreement, and referred to below as the net management fee, was the most appropriate. The Board also noted that the net expense ratio used in the Morningstar comparative data excludes any 12b-1 fees imposed by other funds.

Buffalo Discovery Fund. The Trustees noted that the Buffalo Discovery Fund's net management fee of 0.70% fell within the second quartile and was below the Morningstar Peer Group average of 0.76% and median of 0.75%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Discovery Fund fell in the third quartile, equal to the Morningstar Peer Group average of 1.01%.

Buffalo Dividend Focus Fund. The Trustees noted that the Buffalo Dividend Focus Fund's net management fee of 0.65% fell within the second quartile and was below the Morningstar Peer Group average of 0.79% and median of 0.75%. The Trustees further noted that the net expense ratio of 0.95% for the Buffalo Dividend Focus Fund fell within the first quartile, below the Morningstar Peer Group average of 1.16%, which fell within the third quartile.

Buffalo Emerging Opportunities Fund. The Trustees noted that the Buffalo Emerging Opportunities Fund's net management fee of 1.15% fell within the third quartile and was above the Morningstar Peer Group average of 0.98% and median of 1.00%. The Trustees further noted that the net expense ratio of 1.47% for the Buffalo Emerging Opportunities Fund fell within the fourth quartile, above the Morningstar Peer Group average of 1.28%, which fell within the third quartile. KCM noted the challenges in providing a comparable peer group in evaluating the management fees and expense ratio for the Emerging Opportunities Fund explaining that the Morningstar Peer Group for the Emerging Opportunities Fund is composed of a majority of small cap funds (noting that Morningstar does not have a peer group category specifically tailored for micro capitalization funds which more closely reflect the companies owned by the Emerging Opportunities Fund).

Buffalo Flexible Income Fund. The Trustees noted that the Buffalo Flexible Income Fund's net management fee of 0.70% fell at the bottom of the fourth quartile and was above the Morningstar Peer Group average of 0.58% and median of 0.63%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Flexible Income Fund fell within the fourth quartile, above the Morningstar Peer Group average of 0.67%, which fell within the second quartile. Mr. Brethour noted the challenges in providing a comparable peer group in evaluating the management fees and expense ratio for the Flexible Income Fund explaining that the Morningstar Peer Group for the Flexible Income Fund is composed of funds that incorporate government treasuries within their fixed income portion of assets, versus high yield corporate bonds, as used by the Flexible Income Fund.

Buffalo Growth Fund. The Trustees noted that the Buffalo Growth Fund's net management fee of 0.65% fell at the top

Notice to Shareholders

March 31, 2017 (Unaudited)

(Continued)

of the first quartile, below the Morningstar Peer Group average of 0.74% and median of 0.73%. The Trustees further noted that the net expense ratio of 0.91% for the Buffalo Growth Fund fell within the second quartile, below the Morningstar Peer Group average and median of 0.97%, which fell at the top of the second quartile.

Buffalo High Yield Fund. The Trustees noted that the Buffalo High Yield Fund's net management fee of 0.70% fell within the fourth quartile, above the Morningstar Peer Group average of 0.64% and median of 0.63%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo High Yield Fund fell in the fourth quartile, above the Morningstar Peer Group average of 0.85%, which fell within the third quartile.

Buffalo International Fund. The Trustees noted that the Buffalo International Fund's net management fee of 0.70% fell in the first quartile, below the Morningstar Peer Group average and median of 0.81%. The Trustees further noted that the net expense ratio of 1.05% for the Buffalo International Fund fell within the second quartile, below the Morningstar Peer Group average of 1.13%, which fell within the third quartile.

Buffalo Large Cap Fund. The Trustees noted that the Buffalo Large Cap Fund's net management fee of 0.65% fell at the top of the first quartile, below the Morningstar Peer Group average of 0.85% and median of 0.80%. The Trustees further noted that the net expense ratio of 0.95% for the Buffalo Large Cap Fund fell within the first quartile, below the Morningstar Peer Group average of 1.17%, which fell within the third quartile.

Buffalo Mid Cap Fund. The Trustees noted that the Buffalo Mid Cap Fund's net management fee of 0.70% fell within the first quartile, below the Morningstar Peer Group average of 0.82% and median of 0.79%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Mid Cap Fund fell in the second quartile, below the Morningstar Peer Group average of 1.06%, which fell within the third quartile.

Buffalo Small Cap Fund. The Trustees noted that the Buffalo Small Cap Fund's net management fee of 0.70% fell within the second quartile and was below the Morningstar Peer Group average of 0.78% and median of 0.77%. The Trustees further noted that the net expense ratio of 1.01% for the Buffalo Small Cap Fund fell within the second quartile, below the Morningstar Peer Group average of 1.03%, which also fell within the second quartile. The Trustees further noted that the annual management fee is subject to reduced fees paid on assets in excess of certain levels.

The Trustees concluded that the Funds' expenses and the management fees paid to KCM were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that KCM's profit from sponsoring the Funds had not been, and currently was not, excessive and that KCM maintained adequate profit levels to support the services to the Funds.

4. Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund's expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund's management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that, with the exception of the breakpoint management fee schedule for the Buffalo Small Cap Fund, the Funds' management fee structures did not contain any breakpoint reductions as the Funds' assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Trust's unitary fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between KCM and the Funds at the Funds' current asset levels.

5. Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by KCM from its association with the Funds. The Trustees examined the brokerage and commissions of KCM with respect to the Funds. The Trustees concluded that the benefits KCM may receive, such as greater name recognition, growth in separate account management services, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances and concluded that the Funds and their shareholders would benefit from the Adviser's continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, dis- closure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701 www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal

Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your

Privacy Policy

Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations con- ducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make avail- able Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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1-800-49-BUFFALO

(1-800-492-8332)

www.buffalofunds.com

BUFFALOFUNDANNUAL

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Philip J. Kennedy.  Mr. Kennedy is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) – (d)  Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2017		FYE 03/31/2016
Audit Fees		$171,520	$214,400
Audit-Related Fees		$5,840	$7,300
Tax Fees		$28,060	$35,080
All Other Fees	$		$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements.  Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services.  There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f) Not applicable.

(g)  The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant.  As disclosed above, the amount of fees billed for such services were $33,900 and $42,380 for the 2017 and 2016 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $12,500 and $12,000 for the 2017 and 2016 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

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(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour
President and Treasurer

Date	6/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour
President and Treasurer

Date	6/7/17

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